                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                               CATALYTICA, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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Notes:

                       [CATALYTICA LOGO APPEARS HERE]

                               ----------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                          To Be Held On June 17, 1998

TO THE STOCKHOLDERS:

  NOTICE IS HEREBY GIVEN that the 1998 Annual Meeting of Stockholders of Catalytica, Inc., a Delaware corporation (the "Company" or "Catalytica"), will be held on June 17, 1998, at 10:30 a.m., local time, in the Park Hyatt San Francisco, 333 Battery Street, San Francisco, California 94111 for the following purposes:

    1. To elect directors to serve for the following year and until their successors are duly elected.

    2. To consider and vote to approve an amendment to the Company's 1992 Employee Stock Purchase Plan to increase the number of shares of Common Stock reserved for issuance thereunder by 1,500,000 shares.

    3. To consider and vote to approve an amendment to the Company's 1992 Stock Option Plan to increase the number of shares of Common Stock reserved for issuance thereunder by 2,000,000 shares and make certain amendments to the terms of the plan, including, but not limited to, the share limitations, for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended.

    4. To ratify the appointment of Ernst & Young LLP as the Company's independent accountants for the 1998 fiscal year.

    5. To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

  Nominees for directors are set forth in the Proxy Statement accompanying this Notice.

  Only stockholders of record at the close of business on May 1, 1998 are entitled to notice of and to vote at the Annual Meeting.

  All stockholders are cordially invited to attend the Annual Meeting in person. However, to assure your representation at the Annual Meeting, you are urged to mark, sign, date and return the enclosed Proxy as promptly as possible in the envelope enclosed for that purpose. Any stockholder attending the Annual Meeting may vote in person even if he or she has previously returned a Proxy.

                                          Sincerely,

                                          /S/ LAWRENCE W. BRISCOE

                                          LAWRENCE W. BRISCOE
                                          Vice President, Finance and
                                          Administration Chief Financial
                                          Officer

Mountain View, California
April 30, 1998

                               CATALYTICA, INC.

                               ----------------


                                PROXY STATEMENT

                               ----------------


                      1998 ANNUAL MEETING OF STOCKHOLDERS

                INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

  The enclosed Proxy is solicited on behalf of Catalytica, Inc. (the "Company" or "Catalytica") for the 1998 Annual Meeting of Stockholders (the "Annual Meeting") to be held on June 17, 1998, at 10:30, local time, in the Park Hyatt San Francisco, 333 Battery Street, San Francisco, California 94111, or any adjournment or adjournments thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Company's principal executive offices are located at 430 Ferguson Drive, Mountain View, CA 94043 and its telephone number is (650) 960-3000.

  These proxy solicitation materials and the Annual Report for the year ended December 31, 1997 are expected to be mailed on or about May 13, 1998 to all stockholders entitled to vote at the Annual Meeting.

RECORD DATE AND OUTSTANDING SHARES

  Only stockholders of record at the close of business on May 1, 1998 (the "Record Date") are entitled to receive notice of and to vote at the Annual Meeting. The outstanding voting securities of the Company as of April 29, 1998 consisted of 41,237,033 shares of Common Stock, which includes 13,270,000 shares of Class A Common Stock and excludes 11,730,000 shares of non-voting Class B Common Stock. The Company expects that the change in the number of shares outstanding between April 29, 1998 and the record date will be insignificant. For information regarding holders of more than 5% of the outstanding Common Stock of the Company, see "Proposal No. 1--Election of Directors--Security Ownership of Principal Stockholders and Management."

REVOCABILITY OF PROXIES

  The enclosed Proxy is revocable at any time before its use by delivering to the Company a written notice of revocation or a duly executed Proxy bearing a later date. If a person who has executed and returned a Proxy is present at the Annual Meeting and wishes to vote in person, he or she may elect to do so and thereby suspend the power of the proxy holders to vote his or her Proxy.

VOTING AND SOLICITATION

  Except as provided below with respect to cumulative voting, every stockholder of record on the Record Date is entitled, for each share held, to one vote on each proposal or item that comes before the Annual Meeting. In the election of directors, each stockholder will be entitled to vote for eight nominees, and the eight nominees receiving the greatest number of votes will be elected.

  Every stockholder voting for the election of directors may cumulate such stockholder's votes and give one candidate a number of votes equal to the number of directors to be elected, multiplied by the number of votes to which the stockholder's shares are entitled, or distribute the stockholder's votes on the same principle among as many candidates as the stockholder thinks fit, provided that votes cannot be cast for more than eight candidates. However, no stockholder shall be entitled to cumulate votes unless the candidate's name has been placed in nomination prior to the voting and the stockholder, or any other stockholder, has given notice at the meeting prior to the voting of the intention to cumulate the stockholder's votes.

  The cost of this solicitation will be borne by the Company. The Company may reimburse expenses incurred by brokerage firms and other persons representing beneficial owners of shares in forwarding solicitation material to beneficial owners. Proxies may be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone, telegram, letter, electronic mail or facsimile.

  Stockholders representing an aggregate of 20,618,517 shares of the Company's Common Stock, including the Class A Common Stock, present or represented by proxy at the Annual Meeting will constitute a quorum for purposes of voting.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

  Proposals of stockholders of the Company that are intended to be presented by such stockholders at the Company's 1999 Annual Meeting of Stockholders must be received by the Company no later than February 17, 1999 in order that they may be considered for inclusion in the proxy statement and form of proxy relating to that meeting.

                     PROPOSAL NO. 1--ELECTION OF DIRECTORS

  At the Annual Meeting of Stockholders, a Board of eight directors is to be elected. Unless otherwise instructed, the proxyholders will vote all of the proxies received by them for the Company's eight nominees named below, all of whom are currently directors of the Company. If any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who is designated by the current Board of Directors to fill the vacancy. In the event that additional persons are nominated for election as directors and if cumulative voting has been properly invoked, the proxyholders intend to cumulate their votes and to vote all proxies received by them in accordance with cumulative voting procedures in such a manner as they believe will ensure the election of as many of the nominees listed below as possible. In such event, the specific nominees for whom such votes will be cast will be determined by the proxyholders. It is not expected that any nominee will be unable or will decline to serve as a director. Directors Hoffen and Goldberg are nominated to the Company's Board of Directors pursuant to certain agreements. See "Transactions with Management." The term of office of each person elected as a director will continue until the next annual meeting of stockholders and until a successor has been elected and qualified.

VOTE REQUIRED; RECOMMENDATION OF THE BOARD

  The eight nominees receiving the highest number of affirmative votes of the shares entitled to be voted shall be elected to the Board of Directors. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum, but have no other legal effect under Delaware law. The Company believes that both abstentions and broker non-votes should be counted for purposes of determining whether a quorum is present at the Annual Meeting. In the absence of controlling precedent to the contrary, the Company intends to treat abstentions and broker non-votes with respect to the election of directors in this manner.

  THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" EACH OF THE NOMINEES LISTED BELOW.

NOMINEES

  The names of and certain information about the nominees of management are set forth below:

    NAME OF NOMINEE     AGE     POSITION/PRINCIPAL OCCUPATION      DIRECTOR SINCE
    ---------------     ---     -----------------------------      --------------
 James A. Cusumano       55 Chairman of the Board and Chief             1974
                             Technical Officer of the Company
 Utz Felcht              51 Board of Directors of Hoechst AG            1991
 Richard Fleming(2)      73 President and Chief Executive               1985
                             Officer of Richard Fleming
                             Associates, Inc.
 Alan Goldberg           43 Managing Director of Morgan Stanley         1997
                             Dean Witter
 Howard I. Hoffen(1)(2)  34 Managing Director of Morgan Stanley         1997
                             Dean Witter
 Ricardo B. Levy         53 President and Chief Executive               1974
                             Officer of the Company
 Ernest Mario(1)         59 Chairman and Chief Executive Officer        1996
                             of ALZA
 John A. Urquhart        69 Vice Chairman of Enron Corp.                1997

--------
(1) Member of the Compensation Committee
(2) Member of the Audit Committee. Mr. Hoffen replaced Dr. Felcht as a member in August 1997.

  Except as set forth below, each of the nominees has been engaged in the principal occupation described above during the past five years. There is no family relationship between any of the directors or executive officers of the Company.

  JAMES A. CUSUMANO, a founder of Catalytica and a director since 1974, served as President of the Company from its inception in 1974 until 1985, when he assumed his current position of Chairman of the Board and Chief Technical Officer. Dr. Cusumano has also served as Chairman and Chief Executive Officer of

Catalytica Pharmaceuticals, Inc., a subsidiary of the Company, since February 1995. Dr. Cusumano served as Director of Catalysis Research and Development at Exxon Corporation's Corporate Research Laboratory from 1967 to 1974. Dr. Cusumano has a Ph.D. in physical chemistry from Rutgers University.

  UTZ FELCHT has been a director of Catalytica since March 1991. He served as Vice Chairman of Celanese Mexicana, a chemical company located in Mexico, from 1989 until 1993. From July 1986 until July 1988, he served as the head of Corporate Research of Hoechst AG, a broadly diversified chemical company, and from 1988 to 1991, he served as Group President, Advanced Technology and Vice President of Hoechst Celanese Corporation, also a diversified chemical company that is a subsidiary of Hoechst AG. Since April 1991, Dr. Felcht has also been a member of the board of directors of Hoechst AG where he currently is responsible for research and development and for director personnel. Dr. Felcht has a Ph.D. in organic chemistry from the University of Kaiserslautern.

  RICHARD FLEMING has been a director of Catalytica since 1985 and also serves as an advisor and consultant to Catalytica. Mr. Fleming was President and Chief Executive Officer of the Company from 1985 through August 1991. He has served as President and Chief Executive Officer of Richard Fleming Associates, Inc., a consulting firm, since May 1981 and was Vice Chairman for Membership and Fiscal Affairs of the Chemical Industry Institute of Toxicology until 1997. From 1969 to 1980, Mr. Fleming served at Air Products and Chemicals, most recently as Executive Vice President, and from 1980 to 1981, he served as President and Chief Operating Officer of GAF Corporation, a multi-industry company. Mr. Fleming is also a director of Catalytica Pharmaceuticals, Inc. Mr. Fleming has an M.S. in chemical engineering from New York University.

  ALAN GOLDBERG has been a director of Catalytica since August 1997. Mr. Goldberg has been a Managing Director of Morgan Stanley & Co. since 1988, and is Vice Chairman of MSLEF, Inc. and of Morgan Stanley Capital Partners III, Inc. Mr. Goldberg also serves as director of Amerin Guaranty, CIMIC Holdings Limited, Centre Cat Limited, Hamilton Services Limited, Jefferson Smurfit Corporation, and several private companies.

  HOWARD I. HOFFEN has been a director of Catalytica since August 1997. Mr. Hoffen is a Managing Director of MSDW Capital Partners IV, Inc. and Morgan Stanley Dean Witter. He joined Morgan Stanley in 1985 and the Private Equity Group in 1986. He is a Managing Director of MSCP III, Inc. and a Director of MSLEF II, Inc., Amerin Guaranty, Coho Energy, Highlands Gas, Somerset Energy and Union Drilling. Mr. Hoffen has a B.S. from Columbia University and an M.B.A. from the Harvard Business School.

  RICARDO B. LEVY, a founder of Catalytica and a director since 1974, served as Chief Operating Officer from the Company's inception in 1974 until August 1991, when he was promoted to his current position of President and Chief Executive Officer. Mr. Levy is also a director of Catalytica Pharmaceuticals, Inc. and Catalytical Combustion Systems, Inc. Prior to founding Catalytica, Dr. Levy was a founding member of Exxon Corporation's Chemical Physics Research Team. Dr. Levy is an alumnus of Princeton and Harvard University's Executive Management Program and has a Ph.D. in chemical engineering from Stanford University.

  ERNEST MARIO has been a director of Catalytica since 1996. Dr. Mario has been Chairman and Chief Executive Officer of ALZA since August 1993. Prior to joining ALZA, Dr. Mario was Deputy Chairman and Chief Executive Officer of Glaxo Holdings p.l.c., and has served in a variety of executive positions with Glaxo Inc. beginning in 1986. From 1977 to 1984, he held various executive level positions with Squibb Corporation, ending as President and Chief Executive Officer of Squibb Medical Products. Dr Mario is also a director of Catalytica Pharmaceuticals, Inc. Dr. Mario has a Ph.D. and M.S. in physical sciences from the University of Rhode Island, and a B.S. in pharmacy from Rutgers University.

  JOHN A. URQUHART has been a director of Catalytica, Inc. since April 1997 and has served as a special board advisor to Catalytica Combustion Systems, Inc., since July 1995. He has been the Vice Chairman of Enron Corp., a global integrated natural gas and electricity company, since 1990. Mr. Urquhart also serves on a number of other corporate Boards of Directors, including Enron Corp., Aquarion Company, Hubbell Incorporated, TECO Energy, Inc., Weir Group PLC, and Tampa Electric Co. He previously served as the Senior Vice President of

Industrial and Power Systems at General Electric. In addition, he served five years as a Committee Member on the Board of US Council for Energy Awareness.

SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

  The following table sets forth, as of March 31, 1998, certain information with respect to the beneficial ownership of the Company's Common Stock by (i) each person known by the Company to own beneficially more than five percent of the outstanding shares of Common Stock, (ii) each director of the Company,
(iii) each of the executive officers named in the table under "Executive Compensation--Summary Compensation Table" and (iv) all directors and executive officers as a group. Except as otherwise indicated in the footnotes to this table, the persons and entities named in the table have sole voting and investment power with respect to all shares beneficially owned, subject to community property laws, where applicable.

                                                      SHARES OF COMMON STOCK
                                                        BENEFICIALLY OWNED
                                                      ---------------------------
                                                                    PERCENTAGE
         NAME OF PERSON OR IDENTITY OF GROUP            NUMBER       OWNERSHIP
         -----------------------------------          ------------- -------------
Morgan Stanley Capital Partners III, L.P.(1).........    13,270,000      32.20%
 Alan Goldberg/Howard Hoffen
 1221 Avenue of the Americas
 New York, New York 10020
Yoshindo Tomoi(2)....................................     1,648,132       4.00%
James A. Cusumano(3).................................       929,645       2.26%
Ricardo B. Levy(4)...................................       865,474       2.10%
Richard Fleming(5)...................................       552,313       1.34%
Ralph Dalla Betta(6).................................       473,720       1.15%
Lawrence W. Briscoe(7)...............................        55,216          *
Utz Felcht(8)........................................        34,388          *
Ernest Mario(9)......................................         8,556          *
John A. Urquhart(10).................................         8,555          *
All officers and directors as a group (11
 persons)(11)........................................    17,845,999      43.30%

--------
 (1) Represents 13,270,000 voting shares of Class A Common Stock held by Morgan Stanley Capital Partners III, L.P. and two affiliated funds (the "Morgan Stanley Equity Funds"). Excludes 11,730,000 non-voting shares of Class B Common Stock also held by the Morgan Stanley Equity Funds. Mr. Goldberg and Mr. Hoffen are Managing Directors of Morgan Stanley Capital Partners III, L.P. Mr. Goldberg and Mr. Hoffen disclaim beneficial ownership of the shares owned by the Morgan Stanley Equity Funds.
 (2) Represents 1,648,132 shares held by Mitsubishi Oil Co., Ltd. ("Mitsubishi Oil"). Mr. Tomoi is a member of the Board of Directors of Mitsubishi Oil. Mr. Tomoi disclaims beneficial ownership of the shares owned by Mitsubishi Oil. Mr. Tomoi elected not to stand for reelection to the Board of Directors of the Company in April 1998.
 (3) Includes shares held by the following trusts, of which Dr. Cusumano serves as trustee: (i) 685,600 shares held by the Cusumano Family Trust;
     (ii) 114,028 shares held by the Brian K. Levy Trust; and (iii) 115,350 shares held by the Tamara Levy Trust. Dr. Cusumano disclaims beneficial ownership of the shares owned by the Brian K. Levy Trust and the Tamara Levy Trust.
 (4) Includes shares held by the following trusts, of which Dr. Levy serves as trustee: (i) 760,877 shares held by the Levy Family Trust; (ii) 35,798 shares held by the Polly Jean Cusumano Trust; and (iii) 35,799 shares held by the Doreen Ann Nelson Trust. Dr. Levy disclaims beneficial ownership for the shares owned by the Polly Jean Cusumano Trust and the Doreen Ann Nelson Trust.
 (5) Includes 5,278 shares issuable upon exercise of options held by Mr. Fleming, which options are exercisable within 60 days of March 31, 1998.

 (6) Includes 6,455 shares issuable upon exercise of options held by Dr. Dalla Betta, which options are exercisable within 60 days of March 31, 1998.
 (7) Includes 52,350 shares issuable upon exercise of options held by Mr. Briscoe, which options are exercisable within 60 days of March 31, 1998.
 (8) Includes 7,499 shares issuable upon exercise of options held by Dr. Felcht, which options are exercisable within 60 days of March 31, 1998.
 (9) Includes 8,556 shares issuable upon exercise of options held by Dr. Mario, which options are exercisable within 60 days of March 31, 1998.
(10) Includes 8,555 shares issuable upon exercise of options held by Mr. Urquhart, which options are exercisable within 60 days of March 31, 1998.
(11) Includes 136,360 shares issuable upon exercise of options held by four directors and four executive officers, which options are exercisable within 60 days of March 31, 1998.

BOARD MEETINGS AND COMMITTEES

  The Board of Directors of the Company held a total of nine meetings during the year ended December 31, 1997.

  The current members of the Audit Committee are Richard Fleming and Howard I. Hoffen, who replaced Utz Felcht as a member in August 1997. The Audit Committee met once during the year ended December 31, 1997. This Committee recommends engagement of the Company's independent public accountants and is primarily responsible for approving the services performed by such accountants and for reviewing and evaluating the Company's accounting principles and its system of internal accounting controls.

  The Compensation Committee, which during the year ended December 31, 1997, consisted of Directors Hoffen and Mario, met twice during the last fiscal year. This Committee establishes the salary and incentive compensation of the executive officers of the Company and administers the Company's employee benefit plans. See "Report of the Compensation Committee of the Board of Directors on Executive Compensation."

  The Nominating Committee, which for the year ended December 31, 1997, consisted of Directors Fleming and Levy, did not meet during the past fiscal year. The Nominating Committee reviews candidates and makes recommendations for nominees to serve on the Board of Directors. If there are vacancies on the Board of Directors, the Nominating Committee will consider nominees recommended by stockholders. Candidates for consideration by the Nominating Committee should be submitted to the attention of Dr. Levy at the Company by no later than February 17, 1999. Any stockholder wishing to make a recommendation to the Nominating Committee must submit the candidate's resume, together with a statement describing why the candidate should be considered by the Nominating Committee.

  During the fiscal year ended December 31, 1997, no Director attended fewer than 75% of the aggregate of all meetings of the Board of Directors and any committees on which such Director served, except that Dr. Felcht attended only 67% of such meetings, Mr. Tomoi attended only 33% of such meetings and Mr. Urquhart attended only 67% of the meetings held during the period for which he served as a director during fiscal 1997.

DIRECTOR COMPENSATION

  The Directors do not receive any compensation for their services as Directors of the Company, with the exception of Utz Felcht, Ernest Mario and John Urquhart, who each will receive $10,000 per year, plus reimbursement of expenses. Dr. Mario and Mr. Urquhart each serve as Director for one of the subsidiaries of the Company, as well, and receive similar compensation for that service. During the fiscal year ended December 31, 1997, Dr. Felcht received $10,000, Dr. Mario received $20,000, and Mr. Urquhart received $17,500 in connection with their services as directors of the Company and its subsidiaries.

  During the year ended December 31, 1997, the Company paid Richard Fleming Associates, a consulting organization of which Richard Fleming, a Director of the Company, is the President and Chief Executive Officer, approximately $246,000. These payments were for services provided to the Company by Mr. Fleming in his capacity as a consultant to the Company at a rate of $12,000 per month from January through July, and a rate of $20,000 per month beginning in August 1997, plus expenses. Mr. Fleming provided assistance to the Company on various development programs and in identifying and investigating new business opportunities and in the acquisition of a manufacturing facility by Catalytica Pharmaceuticals, Inc.

  During the fiscal year ended December 31, 1997, Dr. Felcht, Mr. Fleming, and Dr. Mario each received options to purchase 4,000 shares of Common Stock at an exercise price of $3.94. Mr. Urquhart received options to purchase 20,000 shares of Common Stock at an exercise price of $8.13. Dr. Felcht's, Mr. Fleming's, and Dr. Mario's options become exercisable at the rate of one-twelfth of the shares subject to the option at the end of each month that the director remains on the Board following the date of grant such that the options become fully vested within one year of the date of grant. Mr. Urquhart's options become exercisable at the rate of one-sixth six months after the date of grant and one-thirty-sixth each month thereafter for so long as he remains on the Board.

  Certain directors who served on the board of directors of a subsidiary or acted as a consultant to a subsidiary received stock options during the fiscal year ended December 31, 1997. Mr. Fleming received the following options to purchase Catalytica Pharmaceuticals, Inc. shares: 2,400 shares at an exercise price of $0.70, 4,000 shares at an exercise price of $1.50 and 50,000 shares at an exercise price of $5.50. Mr. Mario received options to purchase 4,000 shares of Catalytica Pharmaceuticals, Inc. at an exercise price of $1.50. Mr. Urquhart received options to purchase 4,000 shares of Catalytica Combustion Systems, Inc. at an exercise price of $0.40.

        REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
                           ON EXECUTIVE COMPENSATION

  The following is the Report of the Compensation Committee of the Company, describing the compensation policies and rationale applicable to the Company's executive officers with respect to the compensation earned by such executive officers for the year ended December 31, 1997.

  The Compensation Committee of the Board of Directors of Catalytica establishes the general compensation policies of the Company as well as the compensation plans and specific compensation levels for executive officers. The Compensation Committee during the year ended December 31, 1997, consisted of two independent, non-employee Directors, Howard Hoffen and Ernest Mario.

  The Company's compensation philosophy is to provide a total compensation package that will enable the Company to attract and retain top executive talent, while emphasizing the linkage of compensation to corporate, team and individual performance.

  The compensation program for the executive officers is identical to that for all employees and consists of base salary, incentive stock options and bonus. Other benefits, such as medical insurance, a defined contribution pension plan, an employee stock purchase plan and supplemental severance benefits, are also available to all eligible employees.

  The Compensation Committee establishes the compensation of the Chief Executive Officer and the other executive officers based on several criteria related to competitive compensation levels, the performance of the individual and the Company's performance relative to plan.

  Competitive Compensation. Outside compensation consultants were retained to assist in the development of an executive compensation program and the determination of the appropriate levels of executive pay. In order to establish competitive compensation, a market basket of companies from both pharmaceuticals and combustion related industries was created and the base salaries, bonus opportunities and stock option awards for their top executives were analyzed. In addition, national compensation surveys conducted by independent companies were also reviewed. The intent of the compensation committee is to set total compensation for the Company's executive officers at approximately the 50th percentile of the market basket of companies. Any such cross-company comparisons require some adjustments to reflect varying levels of specific responsibilities, complexity of the business, its ultimate potential and the background and training of the incumbent. Such considerations set the base level of compensation assuming an acceptable level of performance. Performance variations on an individual and business level are then applied.

  Individual Performance. Personal performance is appraised against a budget and business plan laid out at the beginning of each year. The plan includes a set of personal objectives regarding such things as budgetary control, achieving milestones in the Company's development programs, successful execution and implementation of collaborative agreements or contracts, achieving planned revenues and other criteria. Assessment of performance in these regards determines the percentile position of the individual on the base salary scale and also determines, in part, the level of cash bonus and long term incentive compensation. Bonus and options are also affected by corporate performance.

  Corporate Performance. Achievement of corporate objectives, designed to enhance stockholder value, is a key factor in establishing stock option awards and bonus. Typical corporate objectives would include profitable commercial operation, sound management of all balance sheet items, appropriate balancing of new opportunities and risks and the creation of profitable opportunities for future business activity. The bonus plan for executives is based on the achievement of a combination of financial and business development goals. The financial portion of the bonus does not pay out below achievement of 75% of the planned goal. However, executives were eligible to receive up to a maximum of 150% of their bonus opportunity for goals achieved up to 125% of the planned goal.

  In determining the Chief Executive Officer's compensation, the Committee considered all of the above factors in relation to specific corporate plan and CEO objectives and accomplishments in 1997, as well as progress toward longer range Company goals under his leadership. In addition, the Committee specifically considered the significant increase in the Company's sales and profitability resulting from the acquisition of the Greenville plant. The salary increase of 44% to $330,000 and the bonus of $75,694 (33.49%), both effective January 1, 1998, and the option award of 60,000 shares effective September 30, 1997 at an exercise price of $11.13 a share, were all within the general guidelines we are following. In addition, the Chief Executive Officer received subsidiary stock options of 86,000 shares at an exercise price of $5.50 per share and 20,500 shares at an exercise price of $2.50 per share from Catalytica Pharmaceuticals, Inc. and Catalytica Combustion Systems, Inc., respectively, reflecting his contribution to and position with each subsidiary.

  The Company intends to take the necessary steps to comply with the $1 million compensation deduction limitation pursuant to Section 162(m) of the Omnibus Reconciliation Act of 1993. In addition, the non-equity-based compensation paid to the Named Officers in fiscal 1995, 1996, and 1997 did not exceed $1 million for any individual.

                                          COMPENSATION COMMITTEE

                                          Howard I. Hoffen
                                          Ernest Mario

                               PERFORMANCE GRAPH

  The following is a graph comparing the cumulative total return to stockholders, calculated on a dividend reinvested basis, from the effective date of the initial public offering of the Company's Common Stock (February 8, 1993) through December 31, 1997, to the cumulative total return over such period of (i) the Nasdaq U.S. Stock Market Index, (ii) the Alex Brown & Sons Environmental Index and (iii) the S & P Chemical Specialty Index. The graph assumes that $100 was invested in each of the Company's Common Stock at the initial public offering price, the Nasdaq U.S. Stock Market, the Alex Brown & Sons Environmental Index and the S & P Chemical Specialty Index on January 29, 1993. Data for the S & P Chemical Specialty Index and the Alex Brown & Sons Environmental Index was unavailable for dates in the middle of the month. The information contained in the performance graph shall not be deemed to be "soliciting material" or to be "filed" with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act or the Exchange Act, except to the extent that the Company specifically incorporates it by reference into such filing.

  The Company is replacing the Alex Brown & Sons Environmental Index with the S & P Chemical Specialty Index because the Alex Brown & Sons Environmental Index is no longer available and the Company feels that the S & P Chemical Specialty Index better reflects the Company's industry following the acquisition of the pharmaceutical manufacturing facility in Greenville, North Carolina last year. Note that Alex Brown & Sons stopped providing data for the Alex Brown & Sons Environmental Index for periods after December 31, 1996 and that the last data point for the Alex Brown & Sons Environmental Index graph line at December 31, 1997 was provided by the Company on a basis it believes is consistent with data provided by Alex Brown & Sons.



                        PERFORMANCE GRAPH APPEARS HERE

COMPANY NAME            2/8/93  12/31/93  12/31/94  12/31/95  12/31/96  12/31/97
---------------------- -------  --------  --------  --------  --------  ------
--
Catalytica, Inc.          100      111        41        63        57       170
NASDAQ US Stock Market    100      112       109       154       190       233
S&P Specialty Chemicals
 Index                    100      110        94       122       124       166
Alex Brown
 Environmental Index      100       88        81        96       106       107

                            EXECUTIVE COMPENSATION

THE COMPANY'S SUMMARY COMPENSATION TABLES

  The following table sets forth the compensation paid by the Company with respect to the years ended December 31, 1995, December 31, 1996, and December 31, 1997, to the Chief Executive Officer and each of the other three most highly compensated executive officers (collectively, the "Named Officers") of the Company:

                                                          LONG-TERM
                                           ANNUAL        COMPENSATION
                                        COMPENSATION        AWARDS
                                    -------------------- ------------
                                                          SECURITIES
                             FISCAL                       UNDERLYING     ALL OTHER
NAME AND PRINCIPAL POSITION   YEAR  SALARY ($) BONUS ($) OPTIONS (#)  COMPENSATION ($)
---------------------------  ------ ---------- --------- ------------ ----------------
Ricardo B. Levy               1997   $229,000   $76,000     60,000        $17,064(1)
 President and Chief          1996   $218,000   $ 7,000     40,000        $17,264(2)
 Executive Officer            1995   $212,000   $ 7,000    100,000        $16,148(3)

James A. Cusumano             1997   $210,000   $64,000     60,000        $16,052(1)
 Chairman of the Board        1996   $206,000   $ 4,140     10,000        $15,891(2)
 and Chief Technical Officer  1995   $200,000   $ 1,650     30,000        $15,044(3)

Lawrence W. Briscoe           1997   $198,000   $54,000    100,000        $ 4,000(1)
 Vice President, Finance      1996   $188,000   $ 4,500     35,000        $ 4,000(2)
 and Administration, and      1995   $179,000   $ 4,500     25,000        $ 4,000(3)
 Chief Financial Officer

Ralph A. Dalla Betta          1997   $162,000   $ 3,000        --         $10,808(1)
 Vice President and Chief     1996   $152,000   $ 1,000     10,000        $10,640(2)
 Scientist                    1995   $147,000   $ 1,000     20,000        $10,036(3)

--------
(1) Includes (i) $4,000 contributed by the Company to each Named Officer's account under the defined contribution pension plan and (ii) the following amounts contributed by the Company to the Named Officer's account under the Supplemental Severance Benefits Plan: Dr. Levy $13,064; Dr. Cusumano $12,052; and Dr. Dalla Betta $6,808.
(2) Includes (i) $4,000 contributed by the Company to each Named Officer's account under the defined contribution pension plan and (ii) the following amounts contributed by the Company to the Named Officer's account under the Supplemental Severance Benefits Plan: Dr. Levy $13,264; Dr. Cusumano $11,891; and Dr. Dalla Betta $6,640.
(3) Includes (i) $4,000 contributed by the Company to each Named Officer's account under the defined contribution pension plan and (ii) the following amounts contributed by the Company to the Named Officer's account under the Supplemental Severance Benefits Plan: Dr. Levy $12,148; Dr. Cusumano $11,044; and Dr. Dalla Betta $6,036.

THE SUBSIDIARIES' SUMMARY COMPENSATION TABLE

  The following table sets forth the compensation paid by each of the Company's subsidiaries with respect to the years ended December 31, 1995, December 31, 1996, and December 31, 1997, to the Company's Chief Executive Officer and the Named Officers of the Company:

                                                   LONG-TERM COMPENSATION AWARDS
                                    -----------------------------------------------------------
                                      SECURITIES     SECURITIES     SECURITIES     SECURITIES
                             FISCAL   UNDERLYING     UNDERLYING     UNDERLYING     UNDERLYING
NAME AND PRINCIPAL POSITION   YEAR  OPTIONS (#)(1) OPTIONS (#)(2) OPTIONS (#)(3) OPTIONS (#)(4)
---------------------------  ------ -------------- -------------- -------------- --------------
Ricardo B. Levy               1997      86,000         20,500            --             --
 President and Chief          1996       2,000          4,500          3,000            --
 Executive Officer            1995      12,000         25,000         13,000         14,000

James A. Cusumano             1997      80,000            --             --             --
 Chairman of the Board        1996      14,000          4,000          3,000            --
 and Chief Technical Officer  1995     120,000         18,000          9,000         10,000

Lawrence W. Briscoe           1997      30,000            --             --             --
 Vice President, Finance and  1996       1,600          4,000          3,000            --
 Administration, and          1995      10,000         18,500         11,000         12,000
 Chief Financial Officer

Ralph A. Dalla Betta          1997         --             --             --             --
 Vice President and Chief     1996         --          25,000            --             --
 Scientist                    1995         --          75,000            --          10,000

--------
(1) Represents long term compensation awards by Catalytical Pharmaceuticals, Inc.
(2) Represents long term compensation awards by Catalytical Combustion Systems, Inc.
(3) Represents long term compensation awards by Catalytical Advanced Technologies, Inc.
(4) Represents long term compensation awards by Catalytical Advanced Sensor Devices, Inc.

COMPANY OPTION GRANTS IN LAST FISCAL YEAR

  The following table sets forth the stock options granted by the Company during the fiscal year ended December 31, 1997 to each of the Named Officers:

                                                                     POTENTIAL REALIZABLE
                                                                       VALUE AT ASSUMED
                                                                        ANNUAL RATES OF
                                                                          STOCK PRICE
                                                                       APPRECIATION FOR
                                    INDIVIDUAL GRANTS(1)                OPTION TERM(4)
                         ------------------------------------------- ---------------------
                         NUMBER OF  % OF TOTAL
                         SECURITIES  OPTIONS
                         UNDERLYING GRANTED TO
                          OPTIONS   EMPLOYEES   EXERCISE
                          GRANTED   IN FISCAL    PRICE    EXPIRATION
          NAME             (#)(1)    YEAR(2)   ($/SH.)(3)    DATE      5% ($)    10% ($)
          ----           ---------- ---------- ---------- ---------- ---------- ----------
Ricardo B. Levy.........   60,000      4.6%      $11.13    9/30/97   $  419,787 $1,063,823
James A. Cusumano.......   60,000      4.6%      $11.13    9/30/97   $  419,787 $1,063,823
Lawrence W. Briscoe.....  100,000      7.6%      $ 5.00    9/15/97   $1,128,895 $2,093,742
Ralph A. Dalla Betta....      --       --           --         --           --         --

--------
(1) These options were granted under the Company's Stock Option Plan (the "Option Plan"). Options granted under the Option Plan generally have a ten-year term. Generally, 10% of the grant becomes exercisable six months after the date of grant. The balance of the grant then vests monthly, with full exercisability occurring on the fifth anniversary date. The per share exercise price is the Nasdaq closing price for the Company's Common Stock on the date of grant. Unless otherwise determined by the Board of Directors, the Option Plan provides for the automatic acceleration of vesting of all outstanding options (such that they become exercisable in full) in the event of a "change in control," as defined in the Option Plan.
(2) Based on options to purchase an aggregate of 1,318,420 shares granted to employees during 1997.
(3) The exercise price for the grant to Mr. Briscoe was $5.00, 50% of the Nasdaq closing price for the Company's Common Stock on the date of grant. Deferred compensation was recognized for the difference between the market price and the grant price, and is being amortized over the vesting period of the option, which is five years for all of the Named Executive Officer except Mr. Briscoe for whom the vesting period is four years.
(4) Potential realizable value is based on an assumption that the stock price appreciates at the annual rate shown (compounded annually) from the date of grant until the end of the ten-year option term. These numbers are calculated based on the requirements promulgated by the SEC and do not reflect the Company's estimate of future stock price.

SUBSIDIARY OPTION GRANTS IN LAST FISCAL YEAR

  The following table sets forth the stock options granted by the Company's subsidiaries during the fiscal year ended December 31, 1997 to each of the Named Officers:

                                          INDIVIDUAL GRANTS(1)
                         ------------------------------------------------------
                                                 % OF TOTAL                      POTENTIAL REALIZABLE
                                      NUMBER OF   OPTIONS                          VALUE AT ASSUMED
                                      SECURITIES GRANTED TO                      ANNUAL RATES OF STOCK
                                      UNDERLYING EMPLOYEES                      PRICE APPRECIATION FOR
                                       OPTIONS       IN     EXERCISE                OPTION TERM(3)
                                       GRANTED     FISCAL    PRICE   EXPIRATION -----------------------
          NAME           SUBSIDIARIES   (#)(1)    YEAR(2)   ($/SH.)     DATE      5% ($)      10% ($)
          ----           ------------ ---------- ---------- -------- ---------- ----------- -----------
Ricardo B. Levy.........     CPI        86,000       6.0%    $5.50    9/30/07   $   297,467 $   753,840
                             CCSI       20,500      13.3%    $2.50    9/30/07   $    32,231 $    81,679
                             CAT           --        --        --         --            --          --
James A. Cusumano.......     CPI        80,000       5.6%    $5.50    9/30/07   $   276,714 $   701,247
                             CCSI          --        --        --         --            --          --
                             CAT           --        --        --         --            --          --
Lawrence W. Briscoe.....     CPI        30,000       2.1%    $1.50    7/25/07   $    28,300 $    71,718
                             CCSI          --        --        --         --            --          --
                             CAT           --        --        --         --            --          --
Ralph A. Dalla Betta....     CPI           --        --        --         --            --          --
                             CCSI          --        --        --         --            --          --
                             CAT           --        --        --         --            --          --

--------
(1) These options were granted under each of Catalytica Pharmaceuticals (CPI), Catalytica Combustion Systems (CCSI) and Catalytica Advanced Technologies
    (CAT) Stock Option Plans (the "Subsidiaries Option Plans"). Options granted under the Subsidiaries Option Plans generally have a ten-year term and vest ratably over a five year period. The options are not exercisable until the earlier of (i) January 1, 2004, (ii) an initial public offering for the subsidiary or (iii) a change in control of the subsidiary. The per share exercise price is based on the fair market value of the subsidiary's common stock as determined by the subsidiary's board of directors. Unless otherwise determined by the Board of Directors, the Option Plan provides for the automatic acceleration of vesting of all outstanding options (such that they become exercisable in full) in the event of a "change in control," as defined in the Option Plan.
(2) Based on options to purchase an aggregate of 1,430,000 shares, 154,500 shares and 172,000 shares granted during 1997 to employees of Catalytica Pharmaceuticals, Catalytica Combustion Systems and Catalytica Advanced Technologies, respectively, pursuant to the Subsidiary Option Plans.
(3) Potential realizable value is based on an assumption that the stock price appreciates at the annual rate shown (compounded annually) from the date of grant until the end of the ten-year option term. These numbers are calculated based on the requirements promulgated by the SEC and do not reflect the Company's estimate of future stock price.

COMPANY AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END
VALUES

  The following table sets forth for each of the Named Officers, information with respect to Company stock options exercised during the fiscal year ended December 31, 1997 and stock options held at fiscal year end:

                                                        NUMBER OF SECURITIES
                                                       UNDERLYING UNEXERCISED     VALUE OF UNEXERCISED
                                                          OPTIONS AT FISCAL       IN-THE-MONEY OPTIONS
                            SHARES                          YEAR END (#)        AT FISCAL YEAR END ($)(2)
                         ACQUIRED ON       VALUE      ------------------------- -------------------------
          NAME           EXERCISE (#) REALIZED ($)(1) EXERCISABLE UNEXERCISABLE EXERCISABLE UNEXERCISABLE
          ----           ------------ --------------- ----------- ------------- ----------- -------------
Ricardo B. Levy.........    48,667       $475,126        2,666       148,667     $ 21,149    $  782,475
James A. Cusumano.......    14,000       $150,990          833        85,167     $  6,608    $  252,270
Lawrence W. Briscoe.....    80,900       $870,095       25,684       153,416     $189,284    $1,152,066
Ralph A. Dalla Betta....    12,362       $127,045          833        20,743     $  6,608    $  167,985

--------
(1) Market value of underlying securities on the exercise date minus the exercise price.
(2) Market value of underlying securities at December 31, 1997 minus the exercise price.

SUBSIDIARY AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END VALUES

  The following table sets forth for each of the Named Officers, information with respect to subsidiary stock options exercised during the fiscal year ended December 31, 1997 and stock options held at fiscal year end:

                                           NUMBER OF SECURITIES                    VALUE OF UNEXERCISED
                                          UNDERLYING UNEXERCISED                   IN-THE-MONEY OPTIONS
                                      OPTIONS AT FISCAL YEAR END (#)            AT FISCAL YEAR END ($)(2)
                                      -------------------------------------    ----------------------------
          NAME           SUBSIDIARIES EXERCISABLE (1)     UNEXERCISABLE        EXERCISABLE(1) UNEXERCISABLE
          ----           ------------ ----------------    -----------------    -------------- -------------
Ricardo B. Levy.........     CPI                      --               100,000      --          $ 70,800
                             CCSI                     --                50,000      --          $ 61,950
                             CAT                      --                16,000      --               --
James A. Cusumano.......     CPI                      --               214,000      --          $679,200
                             CCSI                     --                22,000      --          $ 46,200
                             CAT                      --                12,000      --               --
Lawrence W. Briscoe.....     CPI                      --                41,600      --          $178,680
                             CCSI                     --                22,500      --          $ 47,250
                             CAT                      --                14,000      --               --
Ralph A. Dalla Betta....     CPI                      --                   --       --               --
                             CCSI                     --               100,000      --          $210,000
                             CAT                      --                   --       --               --

--------
(1) None of the Subsidiaries Option Plans provide for options that are currently exerciseable.
(2) Market value of underlying securities at December 31, 1997 minus the exercise price.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

  The Compensation Committee consisted of Directors Hoffen and Mario in 1997. No executive officer of the Company serves as a member of the Board of Directors or on the Compensation Committee of any entity that has an executive officer serving as a member of the Company's Board of Directors or Compensation Committee.

  During the year ended December 31, 1997, the Company paid Richard Fleming Associates, a consulting organization of which Richard Fleming, a Director of the Company, is the President and Chief Executive Officer, approximately $246,000. These payments were for services provided to the Company by Mr. Fleming in his capacity as a consultant to the Company at a rate of $12,000 from January through July, and a rate of $20,000 per month beginning in August 1997, plus expenses. Mr. Fleming provided assistance to the Company on various development programs and in identifying and investigating new business opportunities.

                         TRANSACTIONS WITH MANAGEMENT

  Mitsubishi Oil Co., Ltd. In December 1992, the Company entered into a Stock Purchase Agreement with Mitsubishi Oil Company, Ltd. ("Mitsubishi Oil"), pursuant to which the Company agreed to sell preferred stock to Mitsubishi Oil simultaneously with the sale of shares offered by the Company in its Initial Public Offering. Concurrently with the Stock Purchase Agreement, the Company entered into a Technical Cooperation Agreement with Mitsubishi Oil, pursuant to which Catalytica agreed to provide certain advice with regard to research activities and projects of Mitsubishi Oil and agreed to have up to two individuals from Mitsubishi Oil serve at Catalytica in various research capacities.

  The Preferred Stock purchased by Mitsubishi Oil pursuant to the Stock Purchase Agreement automatically converted into 1,536,099 shares of Common Stock upon the closing of the Initial Public Offering. Mitsubishi Oil has certain rights under the Stock Purchase Agreement. Until December 1999, Mitsubishi Oil has a right of first refusal, subject to certain exceptions, to purchase additional shares of capital stock or securities convertible into capital stock to maintain its percentage equity ownership in the Company and certain registration rights. Until the earlier of (i) December 10, 1999, (ii) such time as Mitsubishi Oil ceases to own at least 80% of the shares of the Common Stock received upon conversion of the Preferred Stock or (iii) such time as the Technical Cooperation Agreement is no longer in effect, the Company is required to include one nominee chosen by Mitsubishi Oil in its slate of nominees recommended by the Board of Directors for election as directors of the Company and to use its best efforts to cause the Company's directors and management to vote shares as to which any of them hold proxies or are otherwise entitled to vote in favor of the election of Mitsubishi Oil's designee. Mitsubishi Oil has agreed that, until December 10, 1999, it will not acquire over 20% of the aggregate outstanding stock of the Company without the written consent of the Company. Mitsubishi Oil currently owns approximately 4.0% of the outstanding voting stock of the Company.

  Pursuant to the Technical Cooperation Agreement, the parties agreed to meet regularly to review research strategies and directions and to investigate potential future collaborative research and development projects. This agreement has a term of 10 years. However, Catalytica may terminate it sooner if Mitsubishi Oil ceases to own at least 80% of the shares of Common Stock received upon conversion of the Preferred Stock.

  Morgan Stanley Capital Partners III, Inc. In June 1997, the Company entered into a Stock Purchase Agreement (the "Investment Agreement") with Morgan Stanley Capital Partners III, Inc. and two other affiliated equity funds (the "Morgan Stanley Equity Funds"), pursuant to which the Company sold 30,000,000 shares of Class A Common Stock and Class B Common Stock to the Morgan Stanley Equity Funds for an aggregate purchase price of $120 million. The proceeds were used to fund the acquisition of the pharmaceutical manufacturing facility in Greenville, North Carolina. The Morgan Stanley Equity Funds are entitled to certain registration rights, which come into effect on July 1, 1998, and certain rights of repurchase held by the Morgan Stanley Equity Funds, which will come into effect on July 1, 2005.

  The Investment Agreement also provides that the Morgan Stanley Equity Funds are entitled to elect (i) 3 persons to the Company's Board of Directors for so long as such funds own at least 30% of the outstanding Common Stock of the Company, (ii) 2 persons to the Company's Board of Directors for so long as such funds own between 10% and 30% of the outstanding Common Stock of the Company or (iii) 1 person to the Company's Board of Directors for so long as they own between 6% and 10% of the outstanding Common Stock of the Company (Common Stock assumes conversion of the Class A and Class B Common Stock into Common Stock of the Company).

  In August 1997, pursuant to the Investment Agreement, the Company amended its bylaws to increase the size of the Board of Directors from 7 to 9 and appointed Messrs. Howard Hoffen and Alan Goldberg to the Board of Directors. Messrs. Hoffen and Goldberg have been nominated as directors to the Company's Board of Directors in connection with this annual meeting of stockholders.

  With the proceeds received from exercise of warrants that the Company distributed in August 1997 to its stockholders in connection with the financing of the acquisition of the pharmaceutical manufacturing facility in Greenville, North Carolina, the Company redeemed in October 1997 an aggregate of 5,000,000 shares of Class B Common Stock held by the Morgan Stanley Equity Funds at a redemption price of $4.75 per share.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Section 16(a) of the Securities and Exchange Act of 1934 (the "Exchange Act") requires the Company's executive officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC") and the National Association of Securities Dealers, Inc. Executive officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely in its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that, during fiscal 1997, all reporting persons complied with Section 16(a) filing requirements applicable to them, except that Mr. Ralph Dalla Betta filed one Form 4 late with respect to one transaction and Mr. John A. Urquhart filed one Form 3 late with respect to his appointment to the Company's Board of Directors.

  PROPOSAL NO. 2--APPROVAL OF AMENDMENT TO THE COMPANY'S 1992 EMPLOYEE STOCK
                                 PURCHASE PLAN

GENERAL

  The 1992 Employee Stock Purchase Plan (the "Purchase Plan") was adopted by the Board of Directors in April 1992, approved by the stockholders in August 1992 and subsequently amended in July 1997. A total of 2,000,000 shares of Common Stock have been reserved for issuance under the Purchase Plan. The Purchase Plan, which is intended to qualify under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"), permits eligible employees to purchase Common Stock through payroll deductions at a price equal to 85% of the lower of the fair market value of the Common Stock at the beginning of the offering period or at the end of a purchase period. Employees are eligible to participate if they are regularly employed by the Company for at least 20 hours per week and more than five months per calendar year. As of March 31, 1998, a total of 417,873 shares of Common Stock had been purchased under the Purchase Plan, and 1,069 employees were participating under the Purchase Plan. The Board believes the Purchase Plan provides an attractive and important opportunity for employees to acquire an ownership interest in the Company. The Company and its subsidiaries currently have approximately 1,300 employees. The Board is soliciting stockholder approval of the increase in the number of shares reserved under the Purchase Plan because of the significant increase in employees participating in the Purchase Plan resulting from the acquisition by Catalytica Pharmaceuticals, Inc. of the manufacturing facility in Greenville, North Carolina.

PROPOSAL

  On April 15, 1998, the Board approved an amendment to the Purchase Plan to increase the number of shares reserved thereunder by an additional 1,500,000 shares of Common Stock, for an aggregate of 3,500,000 shares reserved for issuance thereunder. At the Annual Meeting, the stockholders are being requested to approve this amendment.

VOTE REQUIRED

  The affirmative vote of the holders of a majority of the shares represented, in person or by proxy, and voting at the Annual Meeting (which shares voting affirmatively also constitute at least a majority of the required quorum) will be required to approve and ratify the increase in the number of shares reserved under the Purchase Plan.

  The continued success of the Company and its subsidiaries depends upon the ability to attract and retain highly qualified and competent employees. The Purchase Plan enhances that ability and provides additional incentive to such personnel to advance the interests of the Company and its stockholders.

  THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THIS PROPOSAL.

SUMMARY OF PURCHASE PLAN

  The essential features of the Purchase Plan, a copy of which may be obtained from the Company, are outlined below.

  Purpose. The purpose of the Purchase Plan is to provide employees of the Company and its subsidiaries, currently, Catalytica Pharmaceuticals, Inc., Catalytica Combustion Systems, Inc. and Catalytica Advanced Technologies, Inc., with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. It is the intention of the Company to have the Purchase Plan qualify as an "Employee Stock Purchase Plan" under Section 423 of the Code. The provisions of the Purchase Plan shall, accordingly, be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

  Administration. The Purchase Plan is administered by the Board of Directors or a committee appointed by the Board (the "Administrator"). Every finding, decision and determination by the Administrator shall, to the full extent permitted by law, be final and binding upon all parties.

  Eligibility. Employees are eligible to participate if they are regularly employed by the Company for at least 20 hours per week and more than five months per calendar year. Participation in the Purchase Plan ends automatically on termination of employment with the Company. Eligible employees may become a participant by completing a subscription agreement authorizing payroll deductions and filing it with the Company's payroll office at least ten business days prior to the applicable enrollment date.

  Offering Periods. The Purchase Plan is implemented by consecutive, overlapping twenty-four month offering periods commencing on or after July 1 and January 1 of each year. Common Stock may be purchased under the Purchase Plan every six (6) months, unless the participant withdraws or terminates employment earlier. To the extent the fair market value of the Common Stock on any exercise date in an offering period is lower than the fair market value of the Common Stock on the first day of the offering period, then all participants in such offering period will be automatically withdrawn from such offering period immediately after the exercise of their options on such exercise date and automatically re-enrolled in the immediately following offering period as of the first day thereof. The Board may change the duration of the purchase periods or the length or date of commencement of an offering period.

  Purchase Price. The purchase price per share of the shares offered under the Purchase Plan in a given offering period shall be the lower of 85% of the fair market value of the Common Stock on the enrollment date or 85% of the fair market value of the Common Stock on the purchase date. The fair market value of the Common Stock on a given date shall be the closing sale price of the Common Stock for such date as reported by the Nasdaq National Market.

  Payroll Deductions. The purchase price for the shares is accumulated by payroll deductions during the offering period. The deductions may not exceed 10% of a participant's eligible compensation, which is defined in the plan to include all regular straight time earnings (but excluding any payments for overtime, shift premiums, all bonuses, and commissions and other compensation) for a given offering period. A participant may discontinue his or her participation in the Purchase Plan at any time during the offering period.

  Grant and Exercise of Option. The maximum number of shares each participant may be eligible to purchase in each offering period is that number determined by dividing $12,500 by the fair market value of a share of the Company's Common Stock on the first day of the offering period. Unless a participant withdraws from the Purchase Plan, such participant's option for the purchase of shares will be exercised automatically on each purchase date for the maximum number of whole shares at the applicable price.

  Notwithstanding the foregoing, no employee will be permitted to subscribe for shares under the Purchase Plan if, immediately after the grant of the option, the employee would own 5% or more of the voting power of value of all classes of stock of the Company or of any of its subsidiaries (including stock which may be purchased under the Purchase Plan or pursuant to any other options), nor shall any employee be granted an option which would permit the employee to buy under all employee stock purchase plans of the Company more than $25,000 worth of stock (determined at the fair market value of the shares at the time the option is granted) in any calendar year.

  Withdrawal; Termination of Employment. Employees may end their participation in the offering at any time during the offering period, and participation ends automatically on termination of employment with the Company for any reason, including death, disability or the failure of the participant to remain in the continuous employ of the Company for at least 20 hours per week. A participant may withdraw all, but not less than all, of the payroll deductions credited to such participant's account and not yet used by giving written notice to the Company.

  Transferability. No rights or accumulated payroll deductions of a participant under the Purchase Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or pursuant to the Purchase Plan) and any such attempt may be treated by the Company as an election to withdraw from the Purchase Plan.

  Adjustments Upon Changes in Capitalization, Dissolution, Merger, Asset Sale or Change of Control. Subject to any required action by the stockholders of the Company, the shares reserved under the Purchase Plan as well as the price per share of Common Stock covered by each option under the Purchase Plan that has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected with receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. In the event of the proposed dissolution or liquidation of the Company, the offering period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. In the event of a proposed sale of all or substantially all the assets of the Company or a merger of the Company with or into another corporation, the Purchase Plan provides that each option under the plan be assumed or an equivalent option be substituted by the successor or Purchaser corporation, unless the Board determines to shorten any offering periods or purchase periods then in progress to a new exercise date and the Board shall notify each participant that his or her option shall be exercised automatically on the new exercise date unless prior to such date the participant has withdrawn from the offering period.

  Amendment and Termination. The Board of Directors of the Company may at any time and for any reason terminate or amend the Purchase Plan. Except as provided in the Purchase Plan, no such termination can affect options previously granted, provided that an offering period may be terminated by the Board of Directors on any exercise date if the Board determines that the termination of the Purchase Plan is in the best interests of the Company and its stockholders. Except as provided in the Purchase Plan, no amendment may make any change in any option theretofore granted which adversely affects the rights of any participant. To the extent necessary to comply with Rule 16b-3 under the Securities Exchange Act of 1934, as amended, or under Section 423 of the Code (or any successor rule or provision or any other applicable law or regulation), the Company shall obtain stockholder approval in such manner and to such a degree as required.

  Unless terminated sooner, the Purchase Plan will terminate 10 years from its effective date.

FEDERAL TAX INFORMATION

  The Purchase Plan, and the right of participants to make purchases thereunder, is intended to qualify under the provisions of Sections 421 and 423 of the Code. Under these provisions, no income will be taxable to a participant until the shares purchased under the Purchase Plan are sold or otherwise disposed of. Upon sale or other disposition of the shares, the participant will generally be subject to tax and the amount of the tax will depend upon the holding period. If the shares are sold or otherwise disposed of more than two years from the first day of the offering period and one year from the purchase date, the participant will recognize ordinary income measured as the lesser of (a) the excess of the fair market value of the shares at the time of such sale or disposition over the purchase price, or (b) an amount equal to 15% of the fair market value of the shares as of the first day of the offering period. Any additional gain will be treated as long-term capital gain. If the shares are sold or otherwise disposed of before the expiration of the holding periods, the participant will recognize ordinary income generally measured as the excess of the fair market value of the shares on the date the shares are purchased over the purchase price. Any additional gain or loss on such sale or disposition will be long-term or short-term capital gain or loss, depending on the holding period. Net capital gains on shares held between 12 and 18 months may be taxed at a maximum federal rate of 28%, while net capital gains on shares held for more than 18 months may be taxed at a maximum federal rate of 20%. Capital losses are allowed in full against capital gains and up to $3,000 against other income. The Company is not entitled to a deduction for amounts taxed and ordinary income or capital gain to a participant except to the extent of ordinary income recognized by participants upon a sale or disposition of shares prior to the expiration of the holding periods described above.

  The foregoing is only a summary of the effect of federal income taxation upon the participant and the Company with respect to the shares purchased under the Purchase Plan. Reference should be made to the applicable provisions of the Code. In addition, the summary does not discuss the tax consequences of a participant's death or the income tax laws of any state or foreign country in which the participant may reside.

PURCHASE PLAN ACTIVITY

  Through March 31, 1998 (without taking into account the proposed amendment to the Purchase Plan), the Company has issued and sold an aggregate of 417,873 shares of Common Stock pursuant to the Purchase Plan and 1,582,127 shares of Common Stock remain available for future issuance under the Purchase Plan. Participation in the Purchase Plan is voluntary and is dependent on each eligible employee's election to participate and his or her determination as to the level of payroll deductions. Accordingly, future purchases under the Purchase Plan are not determinable. There were a total of 4,717 shares purchased during the year ended December 31, 1997 by Named Officers. A total of 196,673 shares, totaling $1,349,380, were purchased under the Purchase Plan during the year ended December 31, 1997 by all other employees, excluding executive officers.

 PROPOSAL NO. 3--APPROVAL OF AMENDMENT TO THE COMPANY'S 1992 STOCK OPTION PLAN

GENERAL

  The 1992 Stock Option Plan (the "1992 Plan") was adopted by the Board of Directors in March 1992, approved by the stockholders in May 1992, and amended in May 1996 and July 1997. There are currently 3,050,000 shares of Common Stock reserved under the 1992 Plan. The 1992 Plan provides for the granting to employees of the Company of incentive stock options within the meaning of
Section 422 of the Internal Revenue Code of 1986, as amended ("the Code") and for the granting of nonstatutory stock options to employees and consultants of the Company. As of March 31, 1998, options to purchase 1,950,237 shares were outstanding under the 1992 Plan and 916,431 shares remained available for future grants (without giving effect to the increase in shares being presented to the stockholders for approval at the Annual Meeting).

  In 1993, Section 162(m) was added to the Code. Section 162(m) may limit the Company's ability to deduct for United States federal income tax purposes compensation in excess of $1,000,000 paid to the Company's Chief Executive Officer and its four other highest paid executive officers in any one fiscal year. Grants under the 1992 Plan will not be subject to the deduction limitation if the stockholders approve the 1992 Plan, including the option grant limitations described below.

PROPOSAL

  On April 15, 1998, the Board of Directors approved an amendment to the 1992 Plan to increase the number of shares reserved for issuance thereunder by an additional 2,000,000 shares for an aggregate of 5,050,000 shares reserved for issuance thereunder. At the Annual Meeting, the stockholders are being requested to approve the: (i) increase in the number of shares reserved for issuance under the 1992 Plan by 2,000,000 shares; and (ii) material terms of the 1992 Plan, including, but not limited to, the share limitations for purposes of Section 162(m) of the Code. The amendment to the 1992 Plan is proposed in order to give the Board of Directors flexibility to grant stock options. The Company believes that grants of stock options motivate high levels of performance and provide an effective means of recognizing employee contributions to the success of the Company. At present, all newly hired full-time employees are eligible to be granted stock options. The Company believes that this policy is of great value in recruiting and retaining highly qualified technical and other key personnel who are in great demand. The Board of Directors believes that the ability to grant options will be important to the future success of the Company by allowing it to remain competitive in attracting and retaining such key personnel.

REQUIRED VOTE; RECOMMENDATION OF THE BOARD OF DIRECTORS

  The affirmative vote of the holders of a majority of the shares represented in person or by proxy, and voting at the Annual Meeting (which shares voting affirmatively also constitute at least a majority of the required quorum) will be required to approve and ratify the increase in the number of shares reserved under the 1992 Plan.

  THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THIS PROPOSAL.

SUMMARY OF THE 1992 PLAN

  The essential features of the 1992 Plan are outlined below.

  Purpose. The purposes of the 1992 Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to employees and consultants of the Company and to promote the success of the Company's business. Nonstatutory stock options, incentive stock options and stock purchase rights may be granted under the 1992 Plan.

  Administration. The 1992 Plan may be administered by the Board or a committee of the Board, which committee is required to be constituted to comply with Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), Section 162(m) of the Code, and applicable laws (the "Administrator"). Subject to the other provisions of the 1992 Plan, the Administrator has the power to determine the terms of any options granted, including the exercise price, the number of shares subject to the option and the exercisability thereof. The 1992 Plan is currently administered by the Compensation Committee of the Board of Directors. The Administrator may make any determinations deemed necessary or advisable for the 1992 Plan.

  Eligibility and Terms of Options. The 1992 Plan provides that nonstatutory stock options and stock purchase rights may be granted only to employees and consultants. Incentive stock options may be granted only to employees. An optionee who has been granted an option may, if he or she is otherwise eligible, be granted additional options. With respect to any optionee who owns stock possessing more than 10% of the voting power of all classes of stock of the Company (a "10% Stockholder"), the exercise price of any incentive stock option granted must equal at least 110% of the fair market value on the grant date and the maximum term of the option must not exceed five years. The term of all other options under the 1992 Plan may not exceed ten years. The Administrator selects the optionees and determines the number of shares to be subject to each option and stock purchase right. In making such determination, there is taken into account the duties and responsibilities of the employee or consultant, the value of his or her services, his or her present and potential contribution to the success of the Company, the anticipated number of years of future service and other relevant factors.

  Limitations. Section 162(m) of the Code places limits on the deductibility for federal income tax purposes of compensation paid to certain executive officers of the Company. In order to preserve the Company's ability to deduct the compensation income associated with options and stock purchase rights granted to such persons, the 1992 Plan provides that no employee or consultant may be granted, in any fiscal year of the Company, options and stock purchase rights to purchase more than 500,000 shares of Common Stock. Notwithstanding this limit, however, in connection with such individual's initial employment with the Company, he or she may be granted options or stock purchase rights to purchase up to an additional 500,000 shares of Common Stock.

  Terms and Conditions of Options. Each option granted under the 1992 Plan is evidenced by a written stock option agreement between the optionee and the Company and is subject to the following terms and conditions:

    (a) Exercise Price. The Administrator determines the exercise price of options to purchase shares of Common Stock at the time the options are granted. However, the exercise price of an incentive stock option must not be less than 100% (110% if issued to a 10% Stockholder) of the fair market value of the Common Stock on the date the option is granted and the exercise price of a nonstatutory stock option must not be less than 50% of the fair market value of the Common Stock on the date the option is granted. However, the exercise price of nonstatutory stock options intended to qualify as "performance-based compensation" within the meaning of
  Section 162(m) may not be less than 100% of the fair market value of the Common Stock on the date such option is granted. For so long as the Company's Common Stock is traded on The Nasdaq National Market the fair market value of a share of Common Stock shall be closing sales price for such stock (or the closing bid if no sales were reported) as quoted on such system.

    (b) Exercise of the Option. Each stock option agreement will specify the term of the option and the date when the option is to become exercisable. The terms of such vesting are to be determined by the Administrator. Options granted under the 1992 Plan to date generally become exercisable at a rate of 1/60th of the shares subject to the options per month and have a ten-year term. An option is exercised by giving written notice of exercise to the Company, specifying the number of full shares of Common Stock to be purchased and by tendering full payment of the purchase price to the Company.

    (c) Form of Consideration. The consideration to be paid for the shares of Common Stock issued upon exercise of an option shall be determined by the Administrator and is set forth in the option agreement. Such form of consideration may vary for each option, and may consist entirely of cash, check, promissory note, other shares of the Company's Common Stock, "cashless exercise," any combination thereof, or any other legally permissible form of consideration as may be provided in the option agreement.

    (d) Termination of Employment. In the event an optionee's continuous status as an employee or consultant terminates for any reason (other than upon the optionee's death or disability), the optionee may exercise his or her option, but only within such period of time not to exceed six months from the date of such termination, as is determined by the Administrator (with such determination being made at the time of grant and not exceeding ninety days in the case of an incentive stock option) and only to the extent that the optionee was entitled to exercise it at the date of such termination (but in no event later than the expiration of the term of such option as set forth in the option agreement). Options granted under the 1992 Plan to date have generally provided that optionees may exercise their options within ninety days from the date of termination of employment (other than for death or disability).

    (e) Disability. In the event an optionee's continuous status as an employee or consultant terminates as a result of permanent and total disability (as defined in Section 22(e)(3) of the Code), the optionee may exercise his or her option, but only within twelve months from the date of such termination, and only to the extent that the optionee was entitled to exercise it at the date of such termination (but in no event later than the expiration of the term of such option as set forth in the option agreement).

    (f) Death. In the event of an optionee's death, the optionee's estate or a person who acquired the right to exercise the deceased optionee's option by bequest or inheritance may exercise the option, but only within twelve months following the date of death, and only to the extent that the optionee was entitled to exercise it at the date of death (but in no event later than the expiration of the term of such option as set forth in the option agreement).

    (g) Nontransferability of Options. Options and stock purchase rights are nontransferable by the optionee, other than by will or the laws of descent and distribution, and are exercisable during the optionee's lifetime only by the optionee. In the event of the optionee's death, options may be exercised by a person who acquires the right to exercise the option by bequest or inheritance.

    (h) Value Limitation. If the aggregate fair market value of all shares of Common Stock subject to an optionee's incentive stock option which are exercisable for the first time during any calendar year exceeds $100,000, the excess options shall be treated as nonstatutory options.

    (i) Other Provisions. The stock option agreement may contain such other terms, provisions and conditions not inconsistent with the 1992 Plan as may be determined by the Administrator.

  Stock Purchase Rights. In the case of stock purchase rights, unless the Administrator determines otherwise, the Restricted Stock Purchase Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's employment with the Company for any reason (including death or disability). The purchase price for shares repurchased pursuant to the Restricted Stock Purchase Agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at a rate determined by the Administrator.

  Adjustment Upon Changes in Capitalization; Corporate Transactions. In the event of changes in the outstanding Common Stock of the Company by reason of any stock splits, reverse stock splits, stock dividends, mergers, recapitalizations or other change in the capital structure of the Company, an appropriate adjustment shall be made by the Administrator in: (i) the number of shares of Common Stock subject to the 1992 Plan, (ii) the number and class of shares of stock subject to any option or stock purchase right outstanding under the 1992 Plan, (iii) and the exercise price of any such outstanding option or stock purchase right. The determination of the Administrator as to which adjustments shall be made shall be conclusive. In the event of a proposed dissolution or liquidation of the Company, all outstanding options and stock purchase rights will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. The Board may, in the exercise of its sole discretion in such instances, declare that any option or stock purchase right shall terminate as of a date fixed by the Board and give each optionee the right to exercise his option as to all or any part of the optioned stock, including shares as to which the option or stock purchase right would not otherwise be exercisable.

  In the event of a merger of the Company with or into another corporation or the sale of substantially all of the assets of the Company, the 1992 Plan requires that each outstanding option and stock purchase right be assumed or an equivalent option or stock purchase right be substituted by the successor corporation; provided, however, if such successor or purchaser refuses to assume the then outstanding options and stock purchase rights, the 1992 Plan provides for the full acceleration of the exercisability of all outstanding options and stock purchase rights for a period of fifteen days from the date of notice of acceleration to the optionee and the options or stock purchase rights terminate upon expiration of such period.

  In the event of a "change in control" of the Company (as defined in Section 13 of the 1992 Plan), the 1992 Plan provides that the Board may, in its discretion, (i) accelerate the exercisability of all outstanding options and stock purchase rights, including shares as to which the option or stock purchase right would not otherwise be exercisable and/or (ii) terminate all outstanding vested and exercisable options and stock purchase rights (including those options and stock purchase rights, if any, that are accelerated upon a change of control) prior to the change in control and allow the optionee (or, in the event of the optionee's death, the estate of the optionee or the person who acquired the right to exercise the optionee's option) to exchange such options and stock purchase rights for a cash payment equal to the "change in control price" (as defined in Section 13 of the 1992
Plan).

  Amendment and Termination of the 1992 Plan. The Board may at any time amend, alter, suspend or terminate the 1992 Plan. The Company shall obtain stockholder approval of any amendment to the 1992 Plan in such a manner and to such a degree as is necessary and desirable to comply with Rule 16b-3 under the Exchange Act or Section 422 of the Code (or any other applicable law or regulation, including the requirements of any exchange or quotation system on which the Common Stock is traded). Any amendment or termination of the 1992 Plan shall not affect options and stock purchase rights already granted and such options and stock purchase rights shall remain in full force and effect as if the 1992 Plan had not been amended or terminated, unless mutually agreed otherwise between the optionee and the Company, which agreement must be in writing and signed by the optionee and the Company. In any event, the 1992 Plan shall terminate in May 2002. Any options and stock purchase rights outstanding under the 1992 Plan at the time of its termination shall remain outstanding until they expire by their terms.

FEDERAL TAX INFORMATION

  Options granted under the 1992 Plan may be either "incentive stock options," as defined in Section 422 of the Code, or nonstatutory options.

  An optionee who is granted an incentive stock option will not recognize taxable income either at the time the option is granted or upon its exercise, although the exercise is an adjustment item for alternative minimum tax purposes and may subject the optionee to the alternative minimum tax. Upon the sale or exchange of the shares more than two years after grant of the option and one year after exercising the option, any gain or loss will be treated as long-term capital gain or loss. Net capital gains on shares held between 12 and 18 months may be taxed at a maximum federal rate of 28%, while net capital gains on shares held for more than 18 months may be taxed at a maximum federal rate of 20%. Capital losses are allowed in full against capital gains and up to $3,000 against other income. If these holding periods are not satisfied, the optionee will recognize ordinary income at the time of sale or exchange equal to the difference between the exercise price and lower of (i) the fair market value of the shares at the date of the option exercise or (ii) the sale price of the shares. A different rule for measuring ordinary income upon such a premature disposition may apply if the optionee is also an officer, director, or 10% Stockholder of the Company. Unless limited by Section 162(m) of the Code, the Company will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income will be characterized as long-term or short-term capital gain or loss, depending on the holding period.

  All other options which do not qualify as incentive stock options are referred to as nonstatutory options. An optionee will not recognize any taxable income at the time he is granted a nonstatutory option. However, upon its exercise, the optionee will recognize taxable income generally measured as the excess of the then fair market value of the shares purchased over the purchase price. Any taxable income recognized in connection with an option exercise by an optionee who is also an employee of the Company will be subject to tax withholding by the Company. Upon resale of such shares by the optionee, any difference between the sale price and the optionee's purchase price, to the extent not recognized as taxable income as described above, will be treated as long-term or short-term capital gain or loss, depending on the holding period.

  Unless limited by Section 162(m) of the Code, the Company will be entitled to a tax deduction in the same amount as the ordinary income recognized by the optionee with respect to shares acquired upon exercise of a nonstatutory option.

  Stock Purchase Rights. Stock purchase rights will generally be taxed in the same manner as nonstatutory stock options. However, restricted stock is generally purchased upon the exercise of a stock purchase right. At the time of purchase, restricted stock is subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code, because the Company may repurchase the stock when the purchaser ceases to provide services to the Company. As a result of this substantial risk of forfeiture, the purchaser will not recognize ordinary income at the time of purchase. Instead, the purchaser will recognize ordinary income on the dates when the stock is no longer subject to a substantial risk of forfeiture (i.e., when the Company's right of repurchase lapses). The purchaser's ordinary income is measured as the difference between the purchase price and the fair market value of the stock on the date the stock is no longer subject to right of repurchase.

  The purchaser may accelerate to the date of purchase his or her recognition of ordinary income, if any, and begin his or her capital gains holding period by timely filing, (i.e., within thirty days of the purchase), an election pursuant to Section 83(b) of the Code. In such event, the ordinary income recognized, if any, is measured as the difference between the purchase price and the fair market value of the stock on the date of purchase, and the capital gain holding period commences on such date. The ordinary income recognized by a purchaser who is an employee will be subject to tax withholding by the Company. Different rules may apply if the purchaser is also an officer, director, or 10% shareholder of the Company.

  The foregoing is only a summary of the effect of federal income taxation upon the optionee and the Company with respect to the grant and exercise of options under the 1992 Plan, does not purport to be complete, and does not discuss the tax consequences of the optionee's death or the income tax laws of any municipality, state or foreign country in which an optionee may reside.

  Participation. The Company is unable to predict the amount of benefits that will be received or allocated to any particular participant under the Director Option Plan, the Purchase Plan or the 1992 Plan. The following table sets forth the dollar amount and the number of shares that were granted and/or allowed under the Purchase Plan and the 1992 Plan during the fiscal year ended December 31, 1997 to (i) each of the Company's Named Executive Officers, (ii) all current executive officers as a group, (iii) all current directors who are not executive officers as a group and (iv) all employees other than executive officers as a group.

                                 PURCHASE PLAN                  1992 PLAN
                          ---------------------------- ----------------------------
                                        DOLLAR VALUE   SHARES SUBJECT DOLLAR VALUE
                             SHARES       OF SHARES      TO OPTIONS     OF OPTION
NAME AND POSITION         PURCHASED(#) PURCHASED(1)($)   GRANTED(#)   GRANTS (2)($)
-----------------         ------------ --------------- -------------- -------------
Ricardo B. Levy.........        --              --          60,000     $   667,500
 President & Chief
 Executive Officer
James A. Cusumano.......        --              --          60,000     $   667,500
 Chairman of the Board
 and
 Chief Technical Officer
Lawrence W. Briscoe.....        --              --         100,000     $   500,000
 Vice President, Finance
 and Administration, and
 Chief Financial Officer
Ralph A. Dalla Betta....      4,717      $   15,797            --              --
 Vice President and
 Chief Scientist
All current executive         4,717      $   15,797        220,000     $ 1,835,000
 officers as a group
 (4 persons)............
All current non-                --              --          32,000     $   209,780
 executive directors as
 a group
 (4 persons)............
All other employees         196,673      $1,349,380      1,066,420     $11,220,012
 (excluding current
 executive officers) as
 a group................

--------
(1) The dollar value of the shares purchased under the Purchase Plan was computed by multiplying the number of shares purchased by the fair market value on the date of purchase.
(2) The dollar value of the option grants under the 1992 Plan was computed by multiplying the number of shares subject to the option times the exercise price of the option. All options granted under the 1992 Plan were granted at an exercise price equal to the fair market value of the Common Stock on the date of grant.

      PROPOSAL NO. 4--RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

  The Company has selected Ernst & Young, independent accountants, to audit the financial statements of the Company for the current fiscal year ending December 31, 1998. Ernst & Young has audited the Company's financial statements since the fiscal year ended December 31, 1982. A representative of Ernst & Young is expected to be available at the Annual Meeting to make a statement if such representative desires to do so and to respond to appropriate questions.

  THE BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" APPROVAL AND RATIFICATION OF THE SELECTION OF ERNST & YOUNG. IN THE EVENT THAT A MAJORITY OF THE VOTES CAST AT THE MEETING ARE CAST AGAINST SUCH RATIFICATION, THE BOARD OF DIRECTORS WILL RECONSIDER ITS SELECTION.

                                 OTHER MATTERS

  The Company does not currently intend to bring before the Annual Meeting any matters other than those set forth herein, and has no present knowledge that any other matters will or may be brought before the meeting by others. However, if any other matters properly come before the meeting, it is the intention of the persons named in the enclosed form of proxy to vote the proxies in accordance with their judgment.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          /S/ LAWRENCE W. BRISCOE

                                          LAWRENCE W. BRISCOE
                                          Vice President, Finance and
                                           Administration,
                                          and Chief Financial Officer

Mountain View, California
April 30, 1998

                                                                 EDGAR Annex A
                                                                       -------

                               CATALYTICA, INC.

                       1992 EMPLOYEE STOCK PURCHASE PLAN

                       (AS AMENDED THROUGH APRIL 1998)

                               CATALYTICA, INC.

                       1992 EMPLOYEE STOCK PURCHASE PLAN

                        (AS AMENDED THROUGH APRIL 1998)


     The following constitute the provisions of the 1992 Employee Stock Purchase Plan of Catalytica, Inc.

     1.   Purpose.  The purpose of the Plan is to provide employees of the
          -------
Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. It is the intention of the Company to have the Plan qualify as an "Employee Stock Purchase Plan" under Section 423 of the Internal Revenue Code of 1986, as amended. The provisions of the Plan, accordingly, shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

     2.   Definitions.
          -----------

          (a)  "Board" shall mean the Board of Directors of the Company.
                -----

          (b)  "Code" shall mean the Internal Revenue Code of 1986, as amended.
                ----

          (c)  "Common Stock" shall mean the Common Stock of the Company.
                ------------

          (d)  "Company" shall mean Catalytica, Inc., a California corporation.
                -------

          (e)  "Compensation" shall mean all base straight time gross earnings,
                ------------
exclusive of payments for overtime, shift premium, incentive compensation, incentive payments, bonuses, commissions and other compensation.

          (f)  "Designated Subsidiaries" shall mean the Subsidiaries which
                -----------------------
have been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

          (g)  "Employee" shall mean any individual who is an Employee of the
                --------
Company for purposes of tax withholding under the Code whose customary employment with the Company or any Designated Subsidiary is at least twenty (20) hours per week and more than five (5) months in any calendar year. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company. Where the period of leave exceeds 90 days and the individual's right to reemployment is not guaranteed either by statute or by contract, the employment relationship will be deemed to have terminated on the 91st day of such leave.

          (h)  "Enrollment Date" shall mean the first day of each Offering
                ---------------
Period.
          (i)  "Exercise Date" shall mean the last day of each Purchase Period.
                -------------

          (j)  "Fair Market Value" shall mean, as of any date, the value of
                -----------------
Common Stock determined as follows:

               (1) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, its Fair Market Value shall be the closing sale price for the Common Stock (or the mean of the closing bid and asked prices, if no sales were reported), as quoted on such exchange (or the exchange with the greatest volume of trading in Common Stock) or system on the date of such determination, as reported in The Wall Street Journal or such other source as the Board deems reliable, or;

               (2) If the Common Stock is quoted on the NASDAQ system (but not on the National Market System thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean of the closing bid and asked prices for the Common Stock on the date of such determination, as reported in The Wall Street Journal or such other source as the Board deems reliable, or;

               (3) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

               (4) For purposes of the Enrollment Date under the first Offering Period under the Plan, the Fair Market Value of the Common Stock shall be the Price to Public as set forth in the final prospectus filed with the Securities and Exchange Commission pursuant to Rule 424 under the Securities Act of 1933, as amended.

          (k)  "Offering Period" shall mean the period of approximately
                ---------------
twenty-four (24) months during which an option granted pursuant to the Plan may be exercised, commencing on the first Trading

Day on or after July 1 and January 1 of each year and terminating on the last Trading Day in the periods ending twenty-four months later, except that the first Offering Period shall be a shorter Offering Period of approximately twenty-two and one-half months, commencing with the date on which the Company's registration statement on Form S-1 (or any successor form thereof) is declared effective by the Securities and Exchange Commission. The second Offering Period under the Plan shall commence with the first Trading Day on or after July 1, 1993. The duration of Offering Periods may be changed pursuant to Section 4 of this Plan.

          (l)  "Plan" shall mean this Employee Stock Purchase Plan.
                ----

          (m)  "Purchase Price" shall mean an amount equal to 85% of the Fair
                --------------
Market Value of a share of Common Stock on the Enrollment Date or on the Exercise Date, whichever is lower.

          (n)  "Purchase Period" shall mean the approximately six month period
                ---------------
commencing after one Exercise Date and ending with the next Exercise Date, except that the first Purchase Period of any Offering Period shall commence on the Enrollment Date and end with the next Exercise Date; provided, however, that the first Purchase Period of the first Offering Period under the Plan shall be approximately four and one-half months in duration.

          (o)  "Reserves" shall mean the number of shares of Common Stock
                --------
covered by each option under the Plan which have not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but not yet placed under option.

          (p)  "Subsidiary" shall mean a corporation, domestic or foreign, of
                ----------
which not less than 50% of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

          (q)  "Trading Day" shall mean a day on which national stock
                -----------
exchanges and the National Association of Securities Dealers Automated Quotation (NASDAQ) System are open for trading.

     3.   Eligibility.
          -----------

          (a) Any Employee (as defined in Section 2(g)), who shall be employed by the Company on a given Enrollment Date shall be eligible to participate in the Plan.

          (b) Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) if, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company and/or hold outstanding options to purchase such stock possessing five percent (5%) or more of the total combined voting power or value of all classes of the capital stock of the Company or of any Subsidiary, or (ii) which permits his or her rights to purchase stock under all employee stock purchase plans of the Company and its subsidiaries to accrue at a rate which exceeds twenty-five thousand dollars ($25,000) worth of stock (determined at the fair market value of the shares at the time such option is granted) for each calendar year in which such option is outstanding at any time.

     4.   Offering Periods.  The Plan shall be implemented by consecutive,
          ----------------
overlapping Offering Periods with a new Offering Period commencing on the first Trading Day on or after July 1 and January 1 each year, or on such other date as the Board shall determine, and continuing thereafter until terminated in accordance with Section 19 hereof; provided, however, that the first Offering Period under the Plan shall be shorter Offering Period of approximately twenty-two and one-half months, commencing with the first Trading Day on or after the date on which the Company's registration statement on Form S-1 (or any successor form thereof) is declared effective by the Securities and Exchange Commission and ending on the last Trading Day in the period ending December 31, 1994. The second Offering Period under the Plan shall commence with the first Trading Day on or after July 1, 1993. The Board shall have the power to change the duration of Offering Periods (including the commencement dates thereof) with respect to future offerings without shareholder approval if such change is announced at least fifteen (15) days prior to the scheduled beginning of the first Offering Period to be affected thereafter.

     5.   Participation.
          -------------

          (a) An eligible Employee may become a participant in the Plan by completing a subscription agreement authorizing payroll deductions in the form of Exhibit A to this Plan and filing it with the Company's payroll office at least five (5) business days prior to the applicable Enrollment Date, unless a later time for filing the subscription agreement is set by the Board for all eligible Employees with respect to a given Offering Period.

          (b) Payroll deductions for a participant shall commence on the first payroll following the Enrollment Date and shall end on the last payroll in the Offering Period to which such authorization is applicable, unless sooner terminated by the participant as provided in Section 10 hereof.

          (c) Employees may only participate in one Offering Period at any time.

     6.   Payroll Deductions.
          ------------------

          (a) At the time a participant files his or her subscription agreement, he or she shall elect to have payroll deductions made on each pay day during the Offering Period in an amount not exceeding ten percent (10%) of the Compensation which he or she receives on each pay day during the Offering Period, and the aggregate of such payroll deductions during the Offering Period shall not exceed ten percent (10%) of the participant's Compensation during said Offering Period.

          (b) All payroll deductions made for a participant shall be credited to his or her account under the Plan and will be withheld in whole percentages only. A participant may not make any additional payments into such account.

          (c) A participant may discontinue his or her participation in the Plan as provided in Section 10 hereof, or may increase or decrease the rate of his or her payroll deductions during the Offering Period by completing or filing with the Company a new subscription agreement authorizing a change in payroll deduction rate. The Board may, in its discretion, limit the number of participation rate changes during any Offering Period. The change in rate shall be effective with the first full payroll period following five (5) business days after the Company's receipt of the new subscription agreement unless the Company elects to process a given change in participation more quickly. A participant's subscription agreement shall remain in effect for successive Offering Periods unless terminated as provided in Section 10 hereof.

          (d) Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(b) hereof, a participant's payroll deductions may be decreased to 0% at such time during any Purchase Period which is scheduled to end during the current calendar year (the "Current Purchase Period") that the aggregate of all payroll deductions which were previously used to purchase stock under the Plan in a prior Purchase Period which ended during that calendar year plus all payroll deductions accumulated with respect to the Current Purchase Period equal $21,250. Payroll deductions shall recommence at the rate provided in such participant's subscription agreement at the beginning of the first Purchase Period which is scheduled to end in the following calendar year, unless terminated by the participant as provided in Section 10 hereof.

          (e) At the time the option is exercised, in whole or in part, or at the time some or all of the Company's Common Stock issued under the Plan is disposed of, the participant must make adequate provision for the Company's federal, state, or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the Common Stock. At any time, the Company may, but will not be obligated to, withhold from the participant's compensation the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by the Employee.

     7.   Grant of Option.  On the Enrollment Date of each Offering Period, each
          ---------------
eligible Employee participating in such Offering Period shall be granted an option to purchase on each Exercise Date during such Offering Period (at the applicable Purchase Price) up to a number of shares of the Company's Common Stock determined by dividing such Employee's payroll deductions accumulated prior to such Exercise Date and retained in the Participant's account as of the Exercise Date by the applicable Purchase Price; provided that in no event shall an Employee be permitted to purchase during each Purchase Period more than a number of Shares determined by dividing $12,500 by the Fair Market Value of a share of the Company's Common Stock on the Enrollment Date, and provided further that such purchase shall be subject to the limitations set forth in Sections 3(b) and 12 hereof. Exercise of the option shall occur as provided in Section 8 hereof, unless the participant has withdrawn pursuant to Section 10 hereof, and shall expire on the last day of the Offering Period.

     8.  Exercise of Option.  Unless a participant withdraws from the Plan as
         ------------------
provided in Section 10 hereof, his or her option for the purchase of shares will be exercised automatically on the Exercise Date, and the maximum number of full shares subject to option shall be purchased for such participant at the applicable Purchase Price with the accumulated payroll deductions in his or her account. No fractional shares will be purchased; any payroll deductions accumulated in a participant's account which are not sufficient to purchase a full share shall be retained in the participant's account for the subsequent Purchase Period or Offer-ing Period, subject to earlier withdrawal by the participant as provided in
Section 10 hereof. Any other monies left over in a participant's account after the Exercise Date shall be returned to the participant. During a participant's lifetime, a participant's option to purchase shares hereunder is exercisable only by him or her.

     9.   Delivery.  As promptly as practicable after each Exercise Date on
          --------
which a purchase of shares occurs, the Company shall arrange the delivery to each participant, as appropriate, of a certificate representing the shares purchased upon exercise of his or her option.

     10.  Withdrawal; Termination of Employment.
          -------------------------------------

          (a) A participant may withdraw all but not less than all the payroll deductions credited to his or her account and not yet used to exercise his or her option under the Plan at any time by giving written notice to the Company in the form of Exhibit B to this Plan. All of the participant's payroll deductions credited to his or her account will be paid to such participant promptly after receipt of notice of withdrawal and such participant's option for the Offering Period will be automatically terminated, and no further payroll deductions for the purchase of shares will be made during the Offering Period. If a participant withdraws from an Offering Period, payroll deductions will not resume at the beginning of the succeeding Offering Period unless the participant delivers to the Company a new subscription agreement.

          (b) Upon a participant's ceasing to be an Employee (as defined in Section 2(g) hereof), for any reason, including by virtue of him or her having failed to remain an Employee of the Company for at least twenty (20) hours per week during an Offering Period in which the Employee is a participant, he or she will be deemed to have elected to withdraw from the Plan and the payroll deductions credited to such participant's account during the Offering Period but not yet used to exercise the option will be returned to such participant or, in the case of his or her death, to the person or persons entitled thereto under
Section 14 hereof, and such participant's option will be automatically terminated.

     11.  Interest.  No interest shall accrue on the payroll deductions of a
          --------
participant in the Plan.

     12.  Stock.
          -----

          (a) The maximum number of shares of the Company's Common Stock which shall be made available for sale under the Plan shall be three million five hundred thousand (3,500,000) shares, subject to adjustment upon changes in capitalization of the Company as provided in Section 18 hereof. If on a given Exercise Date the number of shares with respect to which options are to be exercised exceeds the number of shares then available under the Plan, the Company shall make a pro rata allocation of the shares remaining available for purchase in as uniform a manner as shall be practicable and as it shall determine to be equitable.

          (b) The participant will have no interest or voting right in shares covered by his option until such option has been exercised.

          (c) Shares to be delivered to a participant under the Plan will be registered in the name of the participant or in the name of the participant and his or her spouse.

     13.  Administration.
          --------------

          (a)  Administrative Body.  The Plan shall be administered by the
               -------------------
Board or a committee of members of the Board appointed by the Board. The Board or its committee shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan. Every finding, decision and determination made by the Board or its committee shall, to the full extent permitted by law, be final and binding upon all parties. Members of the Board who are eligible Employees are permitted to participate in the Plan, provided that:

               (1) Members of the Board who are eligible to participate in the Plan may not vote on any matter affecting the administration of the Plan or the grant of any option pursuant to the Plan.

               (2) If a Committee is established to administer the Plan, no member of the Board who is eligible to participate in the Plan may be a member of the Committee.

          (b)  Rule 16b-3 Limitations.  Notwithstanding the provisions of
               ----------------------
Subsection (a) of this Section 13, in the event that Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any successor provision ("Rule

16b-3") provides specific requirements for the administrators of plans of this type, the Plan shall be only administered by such a body and in such a manner as shall comply with the applicable requirements of Rule 16b-3. Unless permitted by Rule 16b-3, no discretion concerning decisions regarding the Plan shall be afforded to any committee or person that is not "disinterested" as that term is used in Rule 16b-3.

     14.  Designation of Beneficiary.
          --------------------------

          (a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to an Exercise
Date on which the option is exercised but prior to delivery to such participant of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death prior to exercise of the option. If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

          (b) Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

     15.  Transferability.  Neither payroll deductions credited to a
          ---------------
participant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 14 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 10 hereof.

     16.  Use of Funds.  All payroll deductions received or held by the Company
          ------------
under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

     17.  Reports.  Individual accounts will be maintained for each participant
          -------
in the Plan. Statements of account will be given to participating Employees at least annually, which statements will set forth the amounts of payroll deductions, the Purchase Price, the number of shares purchased and the remaining cash balance, if any.

     18.  Adjustments Upon Changes in Capitalization, Dissolution, Liquidation,
          ---------------------------------------------------------------------
Merger or Asset Sale.
--------------------

          (a) Changes in Capitalization.  Subject to any required action by the
              -------------------------
shareholders of the Company, the Reserves as well as the price per share of Common Stock covered by each option under the Plan which has not yet been exercised shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration". Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

          (b) Dissolution or Liquidation. In the event of the proposed
              --------------------------
dissolution or liquidation of the Company, the Offering Periods will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board.

          (c) Merger or Asset Sale.  In the event of a proposed sale of all or
              --------------------
substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each option under the Plan shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, to shorten the Offering Periods then in progress by setting a new Exercise Date (the "New Exercise Date"). If the Board shortens the Offering Periods then in progress in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify each participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for his option has been changed to the New Exercise Date and that his option will be exercised automatically on the New Exercise Date, unless prior to such date he has withdrawn from the Offering Period as provided in
Section 10 hereof. For purposes of this paragraph, an option granted under the Plan shall be deemed to be assumed if, following the sale of assets or merger, the option confers the right to purchase, for each share of option stock subject to the option immediately prior to the sale of assets or merger, the consideration (whether stock, cash or other securities or property) received in the sale of assets or merger by holders of Common Stock for each share of Common Stock held on the effective date of the transaction (and if such holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if such consideration received in the sale of assets or merger was not solely common stock of the successor corporation or its parent (as defined in Section 424(e) of the Code), the Board may, with the consent of the successor corporation and the participant, provide for the consideration to be received upon exercise of the option to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Common Stock and the sale of assets or merger.

     19.  Amendment or Termination.
          ------------------------

          (a) The Board of Directors of the Company may at any time and for any reason terminate or amend the Plan. Except as provided in Section 18 hereof, no such termination can affect options previously granted, provided that an Offering Period may be terminated by the Board of Directors on any Exercise Date if the Board determines that the termination of the Plan is in the best interests of the Company and its shareholders. Except as provided in Section 18 hereof, no amendment may make any change in any option theretofore granted which adversely affects the rights of any participant. To the extent necessary to comply with Rule 16b-3 or under Section 423 of the Code (or any successor rule or provision or any other applicable law or regulation), the Company shall obtain shareholder approval in such a manner and to such a degree as required.

          (b) Without shareholder consent and without regard to whether any participant rights may be considered to have been "adversely affected," the Board (or its committee) shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant's Compensation, and establish such other limitations or procedures as the Board (or its committee) determines in its sole discretion advisable which are consistent with the Plan.

     20.  Notices.  All notices or other communications by a participant to the
          -------
Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

     21.  Conditions Upon Issuance of Shares.  Shares shall not be issued with
          ----------------------------------
respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

          As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

     22.  Term of Plan.  The Plan shall become effective upon the earlier to
          ------------
occur of its adoption by the Board of Directors or its approval by the shareholders of the Company. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 19 hereof.

     23.  Additional Restrictions of Rule 16b-3.  The terms and conditions of
          -------------------------------------
options granted hereunder to, and the purchase of shares by, persons subject to
Section 16 of the Exchange Act shall comply with the applicable provisions of Rule 16b-3. This Plan shall be deemed to contain, and such options shall contain, and the shares issued upon exercise thereof shall be subject to, such additional conditions and restrictions as may be required by Rule 16b-3 to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

     24.   Automatic Transfer to Low Price Offering Period.  To the extent
           -----------------------------------------------
permitted by Rule 16b-3 of the Exchange Act, if the Fair Market Value of the Common Stock on any Exercise Date in an Offering Period is lower than the Fair Market Value of the Common Stock on the Enrollment Date of such Offering Period, then all participants in such Offering Period shall be automatically withdrawn from such Offering Period immediately after the exercise of their option on such Exercise Date and automatically re-enrolled in the immediately following Offering Period as of the first day thereof.

                                   EXHIBIT A
                                   ---------


                                CATALYTICA, INC.

                       1992 EMPLOYEE STOCK PURCHASE PLAN

                             SUBSCRIPTION AGREEMENT



      Original Application              Enrollment Date:
-----                                                    -----------
      Change in Payroll Deduction Rate
-----
      Change of Beneficiary(ies)
-----

1.   ________________________________________ hereby elects to participate in the Catalytica, Inc. 1992 Employee Stock Purchase Plan (the "Employee Stock Purchase Plan") and subscribes to purchase shares of the Company's Common Stock in accordance with this Subscription Agreement and the Employee Stock Purchase Plan.

2. I hereby authorize payroll deductions from each paycheck in the amount of ____% of my Compensation on each payday (not to exceed 10%) during the Offering Period in accordance with the Employee Stock Purchase Plan. (Please note that no fractional percentages are permitted.)

3. I understand that said payroll deductions shall be accumulated for the purchase of shares of Common Stock at the applicable Purchase Price determined in accordance with the Employee Stock Purchase Plan. I understand that if I do not withdraw from an Offering Period, any accumulated payroll deductions will be used to automatically exercise my option.

4. I have received a copy of the complete "Catalytica, Inc. 1992 Employee Stock Purchase Plan." I understand that my participation in the Employee Stock Purchase Plan is in all respects subject to the terms of the Plan. I understand that the grant of the option by the Company under this Subscription Agreement is subject to obtaining shareholder approval of the Employee Stock Purchase Plan.

5. Shares purchased for me under the Employee Stock Purchase Plan should be issued in the name(s) of (Employee or Employee and spouse only):___________
     _____________________________________________________________________.

6. I understand that if I dispose of any shares received by me pursuant to the Plan within 2 years after the Enrollment Date (the first day of the Offering Period during which I purchased such shares) or one year after the Exercise Date, I will be treated for federal income tax purposes as having received ordinary income at the time of such disposition in an amount equal to the excess of the fair market value of the shares at the time such shares were purchased over the price which I paid for the shares. I hereby
                                                                       --------
     agree to notify the Company in writing within 30 days after the date of any
     ---------------------------------------------------------------------------
     disposition of my shares and I will make adequate provision for Federal,
     ------------------------------------------------------------------------
     state or other tax withholding obligations, if any, which arise upon the
     ------------------------------------------------------------------------
     disposition of the Common Stock. The Company may, but will not be obligated
     -------------------------------
     to, withhold from my compensation the amount necessary to meet any applicable withholding obligation including any withholding necessary to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by me. If I dispose of such shares at any time after the expiration of the 2-year and 1-year holding periods, I understand that I will be treated for federal income tax purposes as having received income only at the time of such disposition, and that such income will be taxed as ordinary income only to the extent of an amount equal to the lesser of (1) the excess of the fair market value of the shares at the time of such disposition over the purchase price which I paid for the shares, or (2) 15% of the fair market value of the shares on the first day of the Offering Period. The remainder of the gain, if any, recognized on such disposition will be taxed as capital gain.

7. I hereby agree to be bound by the terms of the Employee Stock Purchase Plan. The effectiveness of this Subscription Agreement is dependent upon my eligibility to participate in the Employee Stock Purchase Plan.

8. In the event of my death, I hereby designate the following as my beneficiary(ies) to receive all payments and shares due me under the Employee Stock Purchase Plan:


NAME:  (Please print)
                     -----------------------------------------------------------
                       (First)            (Middle)               (Last)


------------------------------------       -------------------------------------
Relationship
                                           -------------------------------------
                                           (Address)

Employee's Social
Security Number:
                      ------------------------------------


Employee's Address:
                      ------------------------------------

                      ------------------------------------

                      ------------------------------------


I UNDERSTAND THAT THIS SUBSCRIPTION AGREEMENT SHALL REMAIN IN EFFECT THROUGHOUT SUCCESSIVE OFFERING PERIODS UNLESS TERMINATED BY ME.



Dated:
      --------------------      --------------------------------------------
                                Signature of Employee


                                --------------------------------------------
                                Spouse's Signature (If beneficiary
                                other than spouse)

                                   EXHIBIT B
                                   ---------


                                CATALYTICA, INC.

                       1992 EMPLOYEE STOCK PURCHASE PLAN

                              NOTICE OF WITHDRAWAL



     The undersigned participant in the Offering Period of the Catalytica, Inc. 1992 Employee Stock Purchase Plan which began on ____________, 19____ (the "Enrollment Date") hereby notifies the Company that he or she hereby withdraws from the Offering Period. He or she hereby directs the Company to pay to the undersigned as promptly as practicable all the payroll deductions credited to his or her account with respect to such Offering Period. The undersigned understands and agrees that his or her option for such Offering Period will be automatically terminated. The undersigned understands further that no further payroll deductions will be made for the purchase of shares in the current Offering Period and the undersigned shall be eligible to participate in succeeding Offering Periods only by delivering to the Company a new Subscription Agreement.

                                                Name and Address of Participant:

                                                --------------------------------

                                                --------------------------------

                                                --------------------------------


                                                Signature:


                                                --------------------------------


                                                Date:
                                                     ---------------------------

                                                                 EDGAR Annex B
                                                                       -------


                              CATALYTICA, INC.

                           1992 STOCK OPTION PLAN

                       (AS AMENDED THROUGH APRIL 1998)

                               CATALYTICA, INC.

                            1992 STOCK OPTION PLAN
                       (AS AMENDED THROUGH APRIL 1998)


     1.   Purposes of the Plan.  The purposes of this Stock Option Plan are:
          --------------------

     . to attract and retain the best available personnel for positions of substantial responsibility,

     .    to provide additional incentive to Employees and Consultants, and

     .    to promote the success of the Company's business.

Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant. Stock Purchase Rights may also be granted under the Plan.

     2.   Definitions.  As used herein, the following definitions shall apply:
          -----------

          (a) "Administrator" means the Board or any of its Committees as shall
               -------------
be administering the Plan, in accordance with Section 4 of the Plan.

          (b) "Applicable Laws" means the legal requirements relating to the
               ---------------
administration of stock option plans under state corporate and securities laws and the Code.

          (c) "Board" means the Board of Directors of the Company.
               -----

          (d) "Code" means the Internal Revenue Code of 1986, as amended.
               ----

          (e) "Committee"  means a Committee appointed by the Board in
               ---------
accordance with Section 4 of the Plan.

          (f) "Common Stock" means the Common Stock of the Company.
               ------------

          (g) "Company" means Catalytica, Inc., a California corporation.
               -------

          (h) "Consultant" means any person, including an advisor, engaged by
               ----------
the Company or a Parent or Subsidiary to render services and who is compensated for such services, provided that the term "Consultant" shall not include Directors who are paid only a director's fee by the Company or who are not compensated by the Company for their services as Directors.

          (i) "Continuous Status as an Employee or Consultant" means that the
               ----------------------------------------------
employment or consulting relationship is not interrupted or terminated by the Company, any Parent or Subsidiary. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of: (i) any leave of absence approved by the Board, including sick leave, military leave, or any other personal leave; provided, however, that for purposes of Incentive Stock Options, any such leave may not exceed ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract (including certain Company policies) or statute; or (ii) transfers between locations of the Company or between the Company, its Parent, its Subsidiaries or its successor.

          (j) "Director" means a member of the Board.
               --------

          (k) "Disability" means total and permanent disability as defined in
               ----------
Section 22(e)(3) of the Code.

          (l) "Employee" means any person, including Officers and Directors,
               --------
employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

          (m) "Exchange Act" means the Securities Exchange Act of 1934, as
               ------------
amended.

          (n) "Fair Market Value" means, as of any date, the value of Common
               -----------------
Stock determined as follows:

              (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, the Fair Market Value of a Share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in Common Stock) on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Administrator deems reliable;

              (ii) If the Common Stock is quoted on the NASDAQ System (but not on the National Market System thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Administrator deems reliable;

              (iii) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

          (o) "Incentive Stock Option" means an Option intended to qualify as an
               ----------------------
incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

          (p) "Nonstatutory Stock Option" means an Option not intended to
               -------------------------
qualify as an Incentive Stock Option.

          (q) "Notice of Grant" means a written notice evidencing certain terms
               ---------------
and conditions of an individual Option or Stock Purchase Right grant. The Notice of Grant is part of the Option Agreement.

          (r) "Officer" means a person who is an officer of the Company within
               -------
the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

          (s) "Option" means a stock option granted pursuant to the Plan.
               ------

          (t) "Option Agreement" means a written agreement between the Company
               ----------------
and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

          (u) "Option Exchange Program" means a program whereby outstanding
               -----------------------
options are surrendered in exchange for options with a lower exercise price.

          (v) "Optioned Stock" means the Common Stock subject to an Option or
               --------------
Stock Purchase Right.

          (w) "Optionee" means an Employee or Consultant who holds an
               --------
outstanding Option or Stock Purchase Right.

          (x) "Parent" means a "parent corporation", whether now or hereafter
               ------
existing, as defined in Section 424(e) of the Code.

          (y) "Plan" means this 1992 Stock Option Plan.
               ----

          (z) "Restricted Stock" means shares of Common Stock acquired pursuant
               ----------------
to a grant of Stock Purchase Rights under Section 11 below.

          (aa) "Restricted Stock Purchase Agreement" means a written agreement
                -----------------------------------
between the Company and the Optionee evidencing the terms and restrictions applying to stock purchased under a Stock Purchase Right. The Restricted Stock Purchase Agreement is subject to the terms and conditions of the Plan and the Notice of Grant.

          (bb) "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any
                ----------
successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

          (cc) "Share" means a share of the Common Stock, as adjusted in
                -----
accordance with Section 13 of the Plan.

          (dd) "Stock Purchase Right" means the right to purchase Common Stock
                --------------------
pursuant to Section 11 of the Plan, as evidenced by a Notice of Grant.

          (ee) "Subsidiary" means a "subsidiary corporation", whether now or
                ----------
hereafter existing, as defined in Section 424(f) of the Code.

     3.   Stock Subject to the Plan.  Subject to the provisions of Section 13 of
          -------------------------
the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is Five Million Fifty Thousand (5,050,000) Shares. The Shares may be authorized, but unissued, or reacquired Common Stock. However, should the Company reacquire Shares which were issued pursuant to the exercise of an Option or Stock Purchase Right, such Shares shall not become available for future grant under the Plan.

          If an Option or Stock Purchase Right expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated).

     4.   Administration of the Plan.
          --------------------------

          (a)  Procedure.
               ---------

              (i)   Multiple Administrative Bodies. The Plan may be administered
                    ------------------------------
by different Committees with respect to different groups of Optionees.

              (ii)  Section 162(m). To the extent that the Administrator
                    --------------
determines it to be desirable to qualify Options granted hereunder as "performance-based compensation" within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more "outside directors" within the meaning of Section 162(m) of the Code.

              (iii) Rule 16b-3.  To the extent desirable to qualify transactions
                    ----------
hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

              (iv)  Other Administration.  Other than as provided above, the
                    --------------------
Plan shall be administered by (A) the Board or (B) a Committee, which committee shall be constituted to satisfy Applicable Laws.

          (b) Powers of the Administrator.  Subject to the provisions of the
              ---------------------------
Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

              (i) to determine the Fair Market Value of the Common Stock, in accordance with Section 2(n) of the Plan;

              (ii) to select the Consultants and Employees to whom Options and Stock Purchase Rights may be granted hereunder;

              (iii) to determine whether and to what extent Options and Stock Purchase Rights or any combination thereof, are granted hereunder;

              (iv) to determine the number of shares of Common Stock to be covered by each Option and Stock Purchase Right granted hereunder;

              (v)   to approve forms of agreement for use under the Plan;

              (vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options or Stock Purchase Rights may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or Stock Purchase Right or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

              (vii) to reduce the exercise price of any Option or Stock Purchase Right to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option or Stock Purchase Right shall have declined since the date the Option or Stock Purchase Right was granted;

              (viii) to construe and interpret the terms of the Plan;

              (ix) to prescribe, amend and rescind rules and regulations relating to the Plan;

              (x) to modify or amend each Option or Stock Purchase Right (subject to Section 15(c) of the Plan);

              (xi) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option or Stock Purchase Right previously granted by the Administrator;

              (xii)  to institute an Option Exchange Program;

              (xiii) to determine the terms and restrictions applicable to Options and Stock Purchase Rights and any Restricted Stock; and

              (xiv) to make all other determinations deemed necessary or advisable for administering the Plan.

          (c) Effect of Administrator's Decision.  The Administrator's
              ----------------------------------
decisions, determinations and interpretations shall be final and binding on all Optionees and any other holders of Options or Stock Purchase Rights.

     5.   Eligibility.  Nonstatutory Stock Options and Stock Purchase Rights may
          -----------
be granted to Employees and Consultants. Incentive Stock Options may be granted only to Employees. If otherwise eligible, an Employee or Consultant who has been granted an Option or Stock Purchase Right may be granted additional Options or Stock Purchase Rights.

     6.   Limitations.
          -----------

          (a) Each Option shall be designated in the Notice of Grant as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value of Shares subject to an Optionee's incentive stock options granted by the Company, any Parent or Subsidiary, which become exercisable for the first time during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 6(a), incentive stock options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time of grant.

          (b) Neither the Plan nor any Option or Stock Purchase Right shall confer upon an Optionee any right with respect to continuing the Optionee's employment or consulting relationship with the Company, nor shall they interfere in any way with the Optionee's right or the Company's right to terminate such employment or consulting relationship at any time, with or without cause.

          (c) The following limitations shall apply to grants of Options:

              (i) No Optionee shall be granted, in any fiscal year of the Company, Options to purchase more than 500,000 Shares.

              (ii) In connection with his or her initial service, an Optionee may be granted Options to purchase up to an additional 500,000 Shares which shall not count against the limit set forth in subsection (i) above.

              (iii) The foregoing limitations shall be adjusted proportionately in connection with any change in the Company's capitalization as described in
Section 13.

              (iv) If an Option is cancelled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 13), the cancelled Option will be counted against the limits set forth in subsections (i) and (ii) above. For this purpose, if the exercise price of an Option is reduced, the transaction will be treated as a cancellation of the Option and the grant of a new Option.

     7.   Term of Plan.  Subject to Section 19 of the Plan, the Plan shall
          ------------
become effective upon the earlier to occur of its adoption by the Board or its approval by the shareholders of the Company as described in Section 19 of the Plan. It shall continue in effect for a term of ten (10) years unless terminated earlier under Section 15 of the Plan.

     8.   Term of Option.  The term of each Option shall be stated in the Notice
          --------------
of Grant; provided, however, that in the case of an Incentive Stock Option, the term shall be ten (10) years from the date of grant or such shorter term as may be provided in the Notice of Grant. Moreover, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Notice of Grant.

     9.   Option Exercise Price and Consideration.
          ---------------------------------------

          (a) Exercise Price.  The per share exercise price for the Shares to be
              --------------
issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

              (i)   In the case of an Incentive Stock Option

                    (A) granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                    (B) granted to any Employee, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

              (ii) In the case of a Nonstatutory Stock Option, the per Share exercise price shall be no less than 50% of the Fair Market Value per Share on the date of grant. In the case of a Nonstatutory Stock Option intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

          (b) Waiting Period and Exercise Dates.  At the time an Option is
              ---------------------------------
granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions which must be satisfied before the Option may be exercised. In so doing, the Administrator may specify that an Option may not be exercised until the completion of a service period.

          (c) Form of Consideration.  The Administrator shall determine the
              ---------------------
acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of:

              (i)   cash;

              (ii)  check;

              (iii) promissory note;

              (iv) other Shares which (A) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

              (v) delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price;

              (vi)  any combination of the foregoing methods of payment; or

              (vii) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

     10.  Exercise of Option.
          ------------------

          (a) Procedure for Exercise; Rights as a Shareholder. Any Option
              -----------------------------------------------
granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement.

              An Option may not be exercised for a fraction of a Share.

              An Option shall be deemed exercised when the Company receives: (i) written notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue

(or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 13 of the Plan.

              Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

          (b) Termination of Employment or Consulting Relationship.  In the
              ----------------------------------------------------
event that an Optionee's Continuous Status as an Employee or Consultant terminates (other than upon the Optionee's death or Disability), the Optionee may exercise his or her Option, but only within such period of time as is determined by the Administrator, and only to the extent that the Optionee was entitled to exercise it at the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant). In the case of an Incentive Stock Option, the Administrator shall determine such period of time (in no event to exceed ninety (90) days from the date of termination) when the Option is granted. If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan.
If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

          (c) Disability of Optionee.  In the event that an Optionee's
              ----------------------
Continuous Status as an Employee or Consultant terminates as a result of the Optionee's Disability, the Optionee may exercise his or her Option at any time within twelve (12) months from the date of such termination, but only to the extent that the Optionee was entitled to exercise it at the date of such termination (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant). If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan.
If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

          (d) Death of Optionee.  In the event of the death of an Optionee, the
              -----------------
Option may be exercised at any time within twelve (12) months following the date of death (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent that the Optionee was entitled to exercise the Option at the date of death. If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall immediately revert to the Plan. If, after death, the Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance does not exercise the Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

     11.  Stock Purchase Rights.
          ---------------------

          (a) Rights to Purchase.  Stock Purchase Rights may be issued either
              ------------------
alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing, by means of a Notice of Grant, of the terms, conditions and restrictions related to the offer, including the number of Shares that the offeree shall be entitled to purchase, the price to be paid (which price shall not be less than 50% of the Fair Market Value of the Shares as of the date of the offer), and the time within which the offeree must accept such offer, which shall in no event exceed six (6) months from the date upon which the Administrator made the determination to grant the Stock Purchase Right. The offer shall be accepted by execution of a Restricted Stock Purchase Agreement in the form determined by the Administrator.

          (b) Repurchase Option.  Unless the Administrator determines otherwise,
              -----------------
the Restricted Stock Purchase Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's employment with the Company for any reason (including death or Disability). The purchase price for Shares repurchased pursuant to the Restricted Stock purchase agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at a rate determined by the Administrator.

          (c) Other Provisions.  The Restricted Stock Purchase Agreement shall
              ----------------
contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion. In addition, the provisions of Restricted Stock Purchase Agreements need not be the same with respect to each purchaser.

          (d) Rights as a Shareholder.  Once the Stock Purchase Right is
              -----------------------
exercised, the purchaser shall have the rights equivalent to those of a shareholder, and shall be a shareholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 13 of the Plan.

     12.  Non-Transferability of Options and Stock Purchase Rights.  An Option
          --------------------------------------------------------
or Stock Purchase Right may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

     13. Adjustments Upon Changes in Capitalization, Dissolution, Merger, Asset
         ----------------------------------------------------------------------
     Sale or Change of Control.
     -------------------------

          (a) Changes in Capitalization.  Subject to any required action by the
              -------------------------
shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option and Stock Purchase Right, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options or Stock Purchase Rights have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or Stock Purchase Right, as well as the price per share of Common Stock covered by each such outstanding Option or Stock Purchase Right, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option or Stock Purchase Right.

          (b) Dissolution or Liquidation.  In the event of the proposed
              --------------------------
dissolution or liquidation of the Company, to the extent that an Option or Stock Purchase Right has not been previously exercised, it will terminate immediately prior to the consummation of such proposed action. The Board may, in the exercise of its sole discretion in such instances, declare that any Option or Stock Purchase Right shall terminate as of a date fixed by the Board and give each Optionee the right to exercise his or her Option or Stock Purchase Right as to all or any part of the Optioned Stock, including Shares as to which the Option or Stock Purchase Right would not otherwise be exercisable.

          (c) Merger or Asset Sale.  Subject to the provisions of paragraph (d)
              --------------------
hereof, in the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option and Stock Purchase Right shall be assumed or an equivalent option or right shall be substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation does not agree to assume the Option or Stock Purchase Right or to substitute an equivalent option or right, the Administrator shall, in lieu of such assumption or substitution, provide for the Optionee to have the right to exercise the Option or Stock Purchase Right as to all or a portion of the Optioned Stock, including Shares as to which it would not otherwise be exercisable. If the Administrator makes an Option or Stock Purchase Right exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee that the Option or Stock Purchase Right shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the Option or Stock Purchase Right will terminate upon the expiration of such period. For the purposes of this paragraph, the Option or Stock Purchase Right shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase, for each Share of Optioned Stock subject to the Option or Stock Purchase Right immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets was not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation and the participant, provide for the consideration to be received upon the exercise of the Option or Stock Purchase Right, for each Share of Optioned Stock subject to the Option or Stock Purchase Right, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

          (d) Change in Control.  In the event of a "Change in Control" of the
              -----------------
Company, as defined in paragraph (e) below, then the following acceleration and valuation provisions shall apply:

              (i) Except as otherwise determined by the Board, in its discretion, prior to the occurrence of a Change in Control, any Options and Stock Purchase Rights outstanding on the date such Change in Control is determined to have occurred that are not yet exercisable and vested on such date shall become fully exercisable and vested;

              (ii) Except as otherwise determined by the Board, in its discretion, prior to the occurrence of a Change in Control, all outstanding Options and Stock Purchase Rights, to the extent they are exercisable and vested (including Options and Stock Purchase Rights that shall become exercisable and vested pursuant to subparagraph (i) above), shall be terminated in exchange for a cash payment equal to the Change in Control Price, (reduced by the exercise price applicable to such Options or Stock Purchase Rights). These cash proceeds shall be paid to the Optionee or, in the event of death of an Optionee prior to payment, to the estate of the Optionee or to a person who acquired the right to exercise the Option or Stock Purchase Right by bequest or inheritance.

          (e) Definition of "Change in Control".  For purposes of this Section
              ---------------------------------
13, a "Change in Control" means the happening of any of the following:

              (i) When any "person," as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, a Subsidiary or a Company employee benefit plan, including any trustee of such plan acting as trustee) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company's then outstanding securities entitled to vote generally in the election of directors: or

              (ii) The stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or the stockholders of the Company approve an agreement for the sale or disposition by the Company of all or substantially all the Company's assets; or

               (iii) A change in the composition of the Board of Directors of the Company, as a result of which fewer than a majority of the directors are Incumbent Directors. "Incumbent Directors" shall mean directors who either (A) are directors of the Company as of the date the Plan is approved by the stockholders, or (B) are elected, or nominated for election, to the Board of Directors of the Company with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but shall not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company).

          (f) Change in Control Price.  For purposes of this Section 13, "Change
              -----------------------
in Control Price" shall be, as determined by the Board, (i) the highest Fair Market Value of a Share within the 60 day period immediately preceding the date of determination of the Change in Control Price by the Board (the "60-Day Period"), or (ii) the highest price paid or offered per Share, as determined by the Board, in any bona fide transaction or bona fide offer related to the Change in Control of the Company, at any time within the 60-Day Period, or (iii) some lower price as the Board, in its discretion, determines to be a reasonable estimate of the fair market value of a Share.

     14.  Date of Grant.  The date of grant of an Option or Stock Purchase Right
          -------------
shall be, for all purposes, the date on which the Administrator makes the determination granting such Option or Stock Purchase Right, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Optionee within a reasonable time after the date of such grant.

     15.  Amendment and Termination of the Plan.
          -------------------------------------

          (a) Amendment and Termination.  The Board may at any time amend,
              -------------------------
alter, suspend or terminate the Plan.

          (b) Shareholder Approval.  The Company shall obtain shareholder
              --------------------
approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

          (c) Effect of Amendment or Termination.  No amendment, alteration,
              ----------------------------------
suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company.

     16.  Conditions Upon Issuance of Shares.
          ----------------------------------

          (a) Legal Compliance.  Shares shall not be issued pursuant to the
              ----------------
exercise of an Option or Stock Purchase Right unless the exercise of such Option or Stock Purchase Right and the issuance and delivery of such Shares shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regula tions promulgated thereunder, Applicable Laws, and the requirements of any stock exchange or quotation system upon which the Shares may then be listed or quoted, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

          (b) Investment Representations.  As a condition to the exercise of an
              --------------------------
Option or Stock Purchase Right, the Company may require the person exercising such Option or Stock Purchase Right to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

     17.  Liability of Company.
          --------------------

          (a) Inability to Obtain Authority.  The inability of the Company to
              -----------------------------
obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

          (b) Grants Exceeding Allotted Shares.  If the Optioned Stock covered
              --------------------------------
by an Option or Stock Purchase Right exceeds, as of the date of grant, the number of Shares which may be issued under the Plan without additional shareholder approval, such Option or Stock Purchase Right shall be void with respect to such excess Optioned Stock, unless shareholder approval of an amendment sufficiently increasing the number of Shares subject to the Plan is timely obtained in accordance with Section 15(b) of the Plan.

     18.  Reservation of Shares.  The Company, during the term of this Plan,
          ---------------------
will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

     19.  Shareholder Approval.  Continuance of the Plan shall be subject
          --------------------
to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such shareholder approval shall be obtained in the manner and to the degree required under applicable federal and state law.

                    CATALYTICA, INC. 1992 STOCK OPTION PLAN

                            STOCK OPTION AGREEMENT

     Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option Agreement.

I.  NOTICE OF STOCK OPTION GRANT
    ----------------------------

     Name: _______________________________

     Address: ____________________________

              ____________________________


     You have been granted an option to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Option Agreement, as follows:

     Grant Number                       __________________

     Date of Grant                      __________________

     Vesting Commencement Date          __________________

     Exercise Price per Share           $_________________

     Total Number of Shares Granted     __________________

     Total Exercise Price               $_________________

     Type of Option:                    ______ Incentive Stock Option

                                        ______ Nonstatutory Stock Option

     Term/Expiration Date:              _________________________

     Vesting Schedule:
     ----------------

     This Option may be exercised, in whole or in part, in accordance with the following schedule:

     20% of the Shares subject to the Option shall vest on the Vesting Commencement Date, and an additional 20% shall vest upon each succeeding anniversary of the Vesting Commencement Date until the Option becomes 100% exercisable.

     Termination Period:
     ------------------

     This Option may be exercised for [90 days maximum for ISOs] _____ days after termination of employment or consulting relationship, or such longer period as may be applicable upon death or Disability of Optionee as provided in the Plan, but in no event later than the Term/Expiration Date as provided above.

II.  AGREEMENT
     ---------

     1.   Grant of Option.  The Plan Administrator of the Company hereby grants
          ---------------
to the Optionee named in the Notice of Grant attached as Part I of this Agreement (the "Optionee"), an option (the "Option") to purchase a number of Shares, as set forth in the Notice of Grant, at the exercise price per share set forth in the Notice of Grant (the "Exercise Price"), subject to the terms and conditions of the Plan, which is incorporated herein by reference. Subject to
Section 15(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Option Agreement, the terms and conditions of the Plan shall prevail.

          If designated in the Notice of Grant as an Incentive Stock Option, this Option is intended to qualify as an Incentive Stock Option under Section 422 of the Code.

     2.   Exercise of Option.
          ------------------

          (a) Right to Exercise.  This Option is exercisable during its term in
              -----------------
accordance with the Vesting Schedule set out in the Notice of Grant and the applicable provisions of the Plan and this Option Agreement. In the event of Optionee's death, Disability or other termination of Optionee's employment or consulting relationship, the exercisability of the Option is governed by the applicable provisions of the Plan and this Option Agreement.

          (b) Method of Exercise.  This Option is exercisable by delivery of an
              ------------------
exercise notice, in the form attached as Exhibit A (the "Exercise Notice"), which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised (the "Exercised Shares"), and such other representations and agreements as may be required by the Company pursuant to the provisions of the Plan. The Exercise Notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by such aggregate Exercise Price.

          No Shares shall be issued pursuant to the exercise of this Option unless such issuance and exercise complies with all relevant provisions of law and the requirements of any stock exchange or quotation service upon which the Shares are then listed. Assuming such compliance, for income tax purposes the Exercised Shares shall be considered transferred to the Optionee on the date the Option is exercised with respect to such Exercised Shares.

     3.   Method of Payment.  Payment of the aggregate Exercise Price shall be
          -----------------
by any of the following, or a combination thereof, at the election of the
Optionee:

     (a)  cash; or

     (b)  check; or

     (c) delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price; or

     (d) surrender of other Shares which (i) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six (6) months on the date of surrender, AND (ii) have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Exercised Shares; or

     (e) delivery of Optionee's promissory note (the "Note") in the form attached hereto as Exhibit C, in the amount of the aggregate Exercise Price of the Exercised Shares together with the execution and delivery by the Optionee of the Security Agreement attached hereto as Exhibit B. The Note shall bear interest at a rate no less than the "applicable federal rate" prescribed under the Code and its regulations at time of purchase, and shall be secured by a pledge of the Shares purchased by the Note pursuant to the Security Agreement.

     4.   Non-Transferability of Option.  This Option may not be transferred in
          -----------------------------
any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by the Optionee. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

     5.   Term of Option.  This Option may be exercised only within the term set
          --------------
out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option Agreement.

     6.   Tax Consequences.  Some of the federal tax consequences relating to
          ----------------
this Option, as of the date of this Option, are set forth below. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. THE OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

         (a)  Exercising the Option.
              ---------------------

              (i) Nonqualified Stock Option ("NSO").  If this Option does not
                  ---------------------------------
qualify as an ISO, the Optionee may incur regular federal income tax liability upon exercise. The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the fair market value of the Exercised Shares on the date of exercise over their aggregate Exercise Price. If the Optionee is an employee, the Company will be required to withhold from his or her compensation or collect from Optionee and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise.

              (ii) Incentive Stock Option ("ISO").  If this Option qualifies as
                   ------------------------------
an ISO, the Optionee will have no regular federal income tax liability upon its exercise, although the excess, if any, of the fair market value of the Exercised Shares on the date of exercise over their aggregate Exercise Price will be treated as an adjustment to the alternative minimum tax for federal tax purposes and may subject the Optionee to alternative minimum tax in the year of exercise.

         (b)  Disposition of Shares.
              ---------------------

              (i) NSO.  If the Optionee holds NSO Shares for at least one year,
                  ---
any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes.

              (ii) ISO.  If the Optionee holds ISO Shares for at least one year
                   ---
after exercise AND two years after the grant date, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes. If the Optionee disposes of ISO Shares within one year after exercise or two years after the grant date, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the excess, if any, of the LESSER OF (A) the difference between the FAIR MARKET VALUE OF THE SHARES ACQUIRED ON THE DATE OF EXERCISE and the aggregate Exercise Price, or (B) the difference between the SALE PRICE of such Shares and the aggregate Exercise Price.

         (c) Notice of Disqualifying Disposition of ISO Shares.  If the
             -------------------------------------------------
Optionee sells or otherwise disposes of any of the Shares acquired pursuant to an ISO on or before the later of (i) two years after the grant date, or (ii) one year after the exercise date, the Optionee shall immediately notify the Company in writing of such disposition. The Optionee agrees that he or she may be subject to income tax withholding by the Company on the compensation income recognized from such early disposition of ISO Shares by payment in cash or out of the current earnings paid to the Optionee.

     By your signature and the signature of the Company's representative below, you and the Company agree that this Option is granted under and governed by the terms and conditions of the Plan and this Option Agreement. Optionee has reviewed the Plan and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understands all provisions of the Plan and Option Agreement. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and Option Agreement.


OPTIONEE:                         CATALYTICA, INC.


_____________________________                By:_______________________________
Signature

_____________________________                Title:____________________________
Print Name



                               CONSENT OF SPOUSE
                               -----------------

     The undersigned spouse of Optionee has read and hereby approves the terms and conditions of the Plan and this Option Agreement. In consideration of the Company's granting his or her spouse the right to purchase Shares as set forth in the Plan and this Option Agreement, the undersigned hereby agrees to be irrevocably bound by the terms and conditions of the Plan and this Option Agreement and further agrees that any community property interest shall be similarly bound. The undersigned hereby appoints the undersigned's spouse as attorney-in-fact for the undersigned with respect to any amendment or exercise of rights under the Plan or this Option Agreement.



                                        ______________________________
                                        Spouse of Optionee

                                   EXHIBIT A
                                   ---------

                    CATALYTICA, INC. 1992 STOCK OPTION PLAN

                                EXERCISE NOTICE


Catalytica, Inc.
430 Ferguson Drive
Mountain View, CA 94043-5272

Attention:  Secretary

     1.   Exercise of Option.  Effective as of today, ___________, 199__, the
          ------------------
undersigned ("Purchaser") hereby elects to purchase _________ shares (the "Shares") of the Common Stock of Catalytica, Inc. (the "Company") under and pursuant to the Catalytica, Inc. 1992 Stock Option Plan (the "Plan") and the Stock Option Agreement dated _____________ (the "Option Agreement"). The purchase price for the Shares shall be $_____________, as required by the Option Agreement.

     2.   Delivery of Payment.  Purchaser herewith delivers to the Company the
          -------------------
full purchase price for the Shares.

     3.   Representations of Purchaser.  Purchaser acknowledges that Purchaser
          ----------------------------
has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

     4.   Rights as Shareholder.  Subject to the terms and conditions of this
          ---------------------
Agreement, Purchaser shall have all of the rights of a shareholder of the Company with respect to the Shares from and after the date that Purchaser delivers full payment of the Exercise Price until such time as Purchaser disposes of the Shares.

     5.   Tax Consultation.  Purchaser understands that Purchaser may suffer
          ----------------
adverse tax consequences as a result of Purchaser's purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted with any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

     6.   Entire Agreement; Governing Law.  The Plan and Option Agreement are
          -------------------------------
incorporated herein by reference. This Agreement, the Plan and the Option Agreement constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the

Company and Purchaser with respect to the subject matter hereof, and such agreement is governed by California law except for that body of law pertaining to conflict of laws.


Submitted by:                   Accepted by:

PURCHASER:                         CATALYTICA, INC.


___________________________        By: __________________________
Signature

___________________________        Its: _________________________
Print Name


Address:                           Address:
-------                            -------

___________________________        430 Ferguson Drive

___________________________        Mountain View, CA 94043-5272

                                   EXHIBIT B
                                   ---------

                              SECURITY AGREEMENT



     This Security Agreement is made as of __________, 19___ between Catalytica, Inc., a California corporation ("Pledgee"), and _________________________ ("Pledgor").


                                   Recitals
                                   --------

     Pursuant to Pledgor's election to purchase Shares under the Option Agreement dated ________ (the "Option"), between Pledgor and Pledgee under Pledgee's 1992 Stock Option Plan and Pledgor's election under the terms of the Option to pay for such shares with his promissory note (the "Note"), Pledgor has purchased _________ shares of Pledgee's Common Stock (the "Shares") at a price of $________ per share, for a total purchase price of $__________. The Note and the obliga tions thereunder are as set forth in Exhibit C to the Option.

     NOW, THEREFORE, it is agreed as follows:

     1.   Creation and Description of Security Interest.  In consideration of
          ---------------------------------------------
the transfer of the Shares to Pledgor under the Option Agreement, Pledgor, pursuant to the California Commercial Code, hereby pledges all of such Shares (herein sometimes referred to as the "Collateral") represented by certificate number ______, duly endorsed in blank or with executed stock powers, and herewith delivers said certificate to the Secretary of Pledgee ("Pledgeholder"), who shall hold said certificate subject to the terms and conditions of this Security Agreement.

     The pledged stock (together with an executed blank stock assignment for use in transferring all or a portion of the Shares to Pledgee if, as and when required pursuant to this Security Agreement) shall be held by the Pledgeholder as security for the repayment of the Note, and any extensions or renewals thereof, to be executed by Pledgor pursuant to the terms of the Option, and the Pledgeholder shall not encumber or dispose of such Shares except in accordance with the provisions of this Security Agreement.

     2.   Pledgor's Representations and Covenants.  To induce Pledgee to enter
          ---------------------------------------
into this Security Agreement, Pledgor represents and covenants to Pledgee, its successors and assigns, as follows:

          (a) Payment of Indebtedness.  Pledgor will pay the principal sum of
              -----------------------
the Note secured hereby, together with interest thereon, at the time and in the manner provided in the Note.

          (b) Encumbrances.  The Shares are free of all other encumbrances,
              ------------
defenses and liens, and Pledgor will not further encumber the Shares without the prior written consent of Pledgee.

          (c) Margin Regulations.  In the event that Pledgee's Common Stock is
              ------------------
now or later becomes margin-listed by the Federal Reserve Board and Pledgee is classified as a "lender" within the meaning of the regulations under Part 207 of Title 12 of the Code of Federal Regulations ("Regulation G"), Pledgor agrees to cooperate with Pledgee in making any amendments to the Note or providing any additional collateral as may be necessary to comply with such regulations.

     3.   Voting Rights.  During the term of this pledge and so long as all
          -------------
payments of principal and interest are made as they become due under the terms of the Note, Pledgor shall have the right to vote all of the Shares pledged hereunder.

     4.   Stock Adjustments.  In the event that during the term of the pledge
          -----------------
any stock dividend, reclassification, readjustment or other changes are declared or made in the capital structure of Pledgee, all new, substituted and additional shares or other securities issued by reason of any such change shall be delivered to and held by the Pledgee under the terms of this Security Agreement in the same manner as the Shares originally pledged hereunder. In the event of substitution of such securities, Pledgor, Pledgee and Pledgeholder shall cooperate and execute such documents as are reasonable so as to provide for the substitution of such Collateral and, upon such substitution, references to "Shares" in this Security Agreement shall include the substituted shares of capital stock of Pledgor as a result thereof.

     5.   Options and Rights.  In the event that, during the term of this
          ------------------
pledge, subscription Options or other rights or options shall be issued in connection with the pledged Shares, such rights, Options and options shall be the property of Pledgor and, if exercised by Pledgor, all new stock or other securities so acquired by Pledgor as it relates to the pledged Shares then held by Pledgeholder shall be immediately delivered to Pledgeholder, to be held under the terms of this Security Agreement in the same manner as the Shares pledged.

     6.   Default.  Pledgor shall be deemed to be in default of the Note and of
          -------
this Security Agreement in the event:

          (a) Payment of principal or interest on the Note shall be delinquent for a period of 10 days or more; or

          (b) Pledgor fails to perform any of the covenants set forth in the Option or contained in this Security Agreement for a period of 10 days after written notice thereof from Pledgee.

     In the case of an event of Default, as set forth above, Pledgee shall have the right to accelerate payment of the Note upon notice to Pledgor, and Pledgee shall thereafter be entitled to pursue its remedies under the California Commercial Code.

     7.   Release of Collateral.  Subject to any applicable contrary rules under
          ---------------------
Regulation G, there shall be released from this pledge a portion of the pledged Shares held by Pledgeholder here under upon payments of the principal of the Note. The number of the pledged Shares which shall be released shall be that number of full Shares which bears the same proportion to the initial number of Shares pledged hereunder as the payment of principal bears to the initial full principal amount of the Note.

     8.   Withdrawal or Substitution of Collateral.  Pledgor shall not sell,
          ----------------------------------------
withdraw, pledge, substitute or otherwise dispose of all or any part of the Collateral without the prior written consent of Pledgee.

     9.   Term.  The within pledge of Shares shall continue until the payment of
          ----
all indebtedness secured hereby, at which time the remaining pledged stock shall be promptly delivered to Pledgor, subject to the provisions for prior release of a portion of the Collateral as provided in paragraph 7 above.

     10.  Insolvency.  Pledgor agrees that if a bankruptcy or insolvency
          ----------
proceeding is instituted by or against it, or if a receiver is appointed for the property of Pledgor, or if Pledgor makes an assignment for the benefit of creditors, the entire amount unpaid on the Note shall become immediately due and payable, and Pledgee may proceed as provided in the case of default.

     11.  Pledgeholder Liability.  In the absence of willful or gross
          ----------------------
negligence, Pledgeholder shall not be liable to any party for any of his acts, or omissions to act, as Pledgeholder.

     12.  Invalidity of Particular Provisions.  Pledgor and Pledgee agree that
          -----------------------------------
the enforceability or invalidity of any provision or provisions of this Security Agreement shall not render any other provision or provisions herein contained unenforceable or invalid.

     13.  Successors or Assigns.  Pledgor and Pledgee agree that all of the
          ---------------------
terms of this Security Agreement shall be binding on their respective successors and assigns, and that the term "Pledgor" and the term "Pledgee" as used herein shall be deemed to include, for all purposes, the respective designees, successors, assigns, heirs, executors and administrators.

     14.  Governing Law.  This Security Agreement shall be interpreted and
          -------------
governed under the laws of the State of California.


     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.



     "PLEDGOR"              By:  _________________________________

                                 _________________________________
                                 Print Name

                            Address: _________________________________

                                     _________________________________


     "PLEDGEE"                       Catalytica, Inc.
                                     a California corporation


                            By:  _________________________________

                            Title:  ________________________________


     "PLEDGEHOLDER"               ________________________________
                                Secretary of Catalytica, Inc.

                                   EXHIBIT C
                                   ---------

                               INSTALLMENT NOTE


 $_______________                                      Mountain View, California

                                                           ______________, 19___

     FOR VALUE RECEIVED, _______________ promises to pay to Catalytica, Inc., a California corporation (the "Company"), or order, the principal sum of _______________________ ($_____________), together with interest on the unpaid principal hereof from the date hereof at the rate of _______________ percent (____%) per annum, compounded semiannually.

     Principal and interest shall be due and payable on __________, 19___. Should the undersigned fail to make full payment of any installment of principal or interest for a period of 10 days or more after the due date thereof, the whole unpaid balance on this Note of principal and interest shall become immediately due at the option of the holder of this Note. Payments of principal and interest shall be made in lawful money of the United States of America.

     The undersigned may at any time prepay all or any portion of the principal or interest owing hereunder.

     This Note is subject to the terms of the Option, dated as of ________________. This Note is secured by a pledge of the Company's Common Stock under the terms of a Security Agreement of even date herewith and is subject to all the provisions thereof.

     The holder of this Note shall have full recourse against the undersigned, and shall not be required to proceed against the collateral securing this Note in the event of default.

     In the event the undersigned shall cease to be an employee or consultant of the Company for any reason, this Note shall, at the option of the Company, be accelerated, and the whole unpaid balance on this Note of principal and accrued interest shall be immediately due and payable.

     Should any action be instituted for the collection of this Note, the reasonable costs and attorneys' fees therein of the holder shall be paid by the undersigned.

                                _____________________________

                                _____________________________

                    CATALYTICA, INC. 1992 STOCK OPTION PLAN

                    NOTICE OF GRANT OF STOCK PURCHASE RIGHT

     Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Notice of Grant.

Name: ___________________________________

Address: ________________________________

         ________________________________

     You have been granted the right to purchase Common Stock of the Company, subject to the Company's repurchase option and your ongoing Continuous Status as an Employee or Consultant (as described in the Plan and the attached Restricted Stock Purchase Agreement), as follows:

     Grant Number                       __________________

     Date of Grant                      __________________

     Price Per Share                    $_________________

     Total Number of Shares Subject

      to This Stock Purchase Right      __________________

     Expiration Date:            _______________________________


     YOU MUST EXERCISE THIS STOCK PURCHASE RIGHT BEFORE THE EXPIRATION DATE OR IT WILL TERMINATE AND YOU WILL HAVE NO FURTHER RIGHT TO PURCHASE THE SHARES. By your signature and the signature of the Company's representative below, you and the Company agree that this Stock Purchase Right is granted under and governed by the terms and conditions of the Catalytica, Inc. 1992 Stock Option Plan and the Restricted Stock Purchase Agreement, all of which are attached and made a part of this document. You further agree to execute the attached Restricted Stock Purchase Agreement as a condition to purchasing any shares under this Stock Purchase Right.

GRANTEE:                                CATALYTICA, INC.


_____________________________           By:_____________________
Signature



_____________________________           Title:__________________   Print Name

                                  EXHIBIT A-1
                                  -----------

                    CATALYTICA, INC. 1992 STOCK OPTION PLAN

                      RESTRICTED STOCK PURCHASE AGREEMENT

     Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Restricted Stock Purchase Agreement.

     WHEREAS the Purchaser named in the Notice of Grant, (the "Purchaser") is an employee or consultant of the Company, and the Purchaser's continued participation is considered by the Company to be important for the Company's continued growth; and

     WHEREAS in order to give the Purchaser an opportunity to acquire an equity interest in the Company as an incentive for the Purchaser to participate in the affairs of the Company, the Admin istrator has granted to the Purchaser stock purchase rights subject to the terms and conditions of the Plan and the Notice of Grant, which are incorporated herein by reference, and pursuant to this restricted stock purchase agreement (the "Agreement").

     THEREFORE, the parties agree as follows:

     1.   Sale of Stock.  The Company hereby agrees to sell to the Purchaser and
          -------------
the Purchaser hereby agrees to purchase shares of the Company's Common Stock (the "Shares"), at the per share purchase price and as otherwise described in the Notice of Grant.

     2.   Payment of Purchase Price.  The purchase price for the Shares may be
          -------------------------
paid by delivery to the Company at the time of execution of this Agreement of cash, a check, or some combination thereof.

     3.   Repurchase Option.
          -----------------

          (a) In the event the Purchaser's Continuous Status as an Employee or Consultant terminates for any or no reason (including death or disability) before all of the Shares are released from the Company's repurchase option (see
Section 4), the Company shall, upon the date of such termination (as reasonably fixed and determined by the Company) have an irrevocable, exclusive option for a period of sixty (60) days from such date to repurchase up to that number of shares which constitute the Unreleased Shares (as defined in Section 4) at the original purchase price per share (the "Repurchase Price"). Said option shall be exercised by the Company by delivering written notice to the Purchaser or the Purchaser's executor (with a copy to the Escrow Holder) AND, at the Company's option, (i) by delivering to the Purchaser or the Purchaser's executor a check in the amount of the aggregate Repurchase Price, or (ii) by the Company cancelling an amount of the Purchaser's indebtedness to the Company equal to the aggregate Repurchase Price, or (iii) by a combination of (i) and (ii) so that the combined payment and cancellation of indebtedness equals such aggregate Repurchase Price. Upon delivery of such notice and the payment of the aggregate Repurchase Price in any of the ways described above, the Company shall become the legal and beneficial owner of the Shares being repurchased and all rights and interests therein or relating thereto, and the Company shall have the right to retain and transfer to its own name the number of Shares being repurchased by the Company.

          (b) Whenever the Company shall have the right to repurchase Shares hereunder, the Company may designate and assign one or more employees, officers, directors or shareholders of the Company or other persons or organizations to exercise all or a part of the Company's purchase rights under this Agreement and purchase all or a part of such Shares; provided that if the Fair Market Value of the Shares to be repurchased on the date of such designation or assignment (the "Repurchase FMV") exceeds the aggregate Repurchase Price of such Shares, then each such designee or assignee shall pay the Company cash equal to the difference between the Repurchase FMV and the aggregate Repurchase Price of such Shares.

     4.   Release of Shares From Repurchase Option.
          ----------------------------------------

          (a) ___________________ (_______) of the Shares shall be released from the Company's repurchase option ___________________
_________________________________________________________________, provided in each case that the Purchaser's Continuous Status as an Employee or Consultant has not terminated prior to the date of any such release.

          (b) Any of the Shares which have not yet been released from the Company's repurchase option are referred to herein as "Unreleased Shares."

          (c) The Shares which have been released from the Company's repurchase option shall be delivered to the Purchaser at the Purchaser's request (see
Section 6).

     5.   Restriction on Transfer.  Except for the escrow described in Section 6
          -----------------------
or transfer of the Shares to the Company or its assignees contemplated by this Agreement, none of the Shares or any beneficial interest therein shall be transferred, encumbered or otherwise disposed of in any way until the release of such Shares from the Company's repurchase option in accordance with the provi sions of this Agreement, other than by will or the laws of descent and distribution.

     6.   Escrow of Shares.
          ----------------

          (a) To ensure the availability for delivery of the Purchaser's Unreleased Shares upon repurchase by the Company pursuant to the Company's repurchase option under Section 3 above, the Purchaser shall, upon execution of this Agreement, deliver and deposit with an escrow holder designated by the Company (the "Escrow Holder") the share certificates representing the Unreleased Shares, together with the stock assignment duly endorsed in blank, attached hereto as Exhibit A-2. The Unreleased Shares and stock assignment shall be held by the Escrow Holder, pursuant to the Joint Escrow Instructions of the Company and Purchaser attached as Exhibit A-3 hereto, until such time as the Company's repurchase option expires. As a further condition to the

Company's obligations under this Agreement, the spouse of Purchaser, if any, shall execute and deliver to the Company the Consent of Spouse attached hereto as Exhibit A-4.

          (b) The Escrow Holder shall not be liable for any act it may do or omit to do with respect to holding the Unreleased Shares in escrow and while acting in good faith and in the exercise of its judgment.

          (c) If the Company or any assignee exercises its repurchase option hereunder, the Escrow Holder, upon receipt of written notice of such option exercise from the proposed transferee, shall take all steps necessary to accomplish such transfer.

          (d) When the repurchase option has been exercised or expires unexercised or a portion of the Shares has been released from such repurchase option, upon Purchaser's request the Escrow Holder shall promptly cause a new certificate to be issued for such released Shares and shall deliver such certificate to the Company or the Purchaser, as the case may be.

          (e) Subject to the terms hereof, the Purchaser shall have all the rights of a shareholder with respect to such Shares while they are held in escrow, including without limitation, the right to vote the Shares and receive any cash dividends declared thereon. If, from time to time during the term of the Company's repurchase option, there is (i) any stock dividend, stock split or other change in the Shares, or (ii) any merger or sale of all or substantially all of the assets or other acquisition of the Company, any and all new, substituted or additional securities to which the Purchaser is entitled by reason of the Purchaser's ownership of the Shares shall be immediately subject to this escrow, deposited with the Escrow Holder and included thereafter as "Shares" for purposes of this Agreement and the Company's repurchase option.

     7.   Legends.  The share certificate evidencing the Shares issued hereunder
          -------
shall be endorsed with the following legend (in addition to any legend required under applicable state securities laws):

     THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS UPON TRANSFER AND RIGHTS OF REPURCHASE AS SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE SHAREHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

     8.   Adjustment for Stock Split.  All references to the number of Shares
          --------------------------
and the purchase price of the Shares in this Agreement shall be appropriately adjusted to reflect any stock split, stock dividend or other change in the Shares which may be made by the Company after the date of this Agreement.

     9.   Tax Consequences.  The Purchaser has reviewed with the Purchaser's own
          ----------------
tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement. The Purchaser is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. The Purchaser understands that the Purchaser (and not the Company) shall be responsible for the Purchaser's own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement. The Purchaser understands that Section 83 of the Internal Revenue Code of 1986, as amended (the "Code"), taxes as ordinary income the difference between the purchase price for the Shares and the Fair Market Value of the Shares as of the date any restrictions on the Shares lapse. In this context, "restriction" includes the right of the Company to buy back the Shares pursuant to its repurchase option. The Purchaser understands that the Purchaser may elect to be taxed at the time the Shares are purchased rather than when and as the Company's repurchase option expires by filing an election under Section 83(b) of the Code with the I.R.S. within 30 days from the date of purchase. The form for making this election is attached as Exhibit A-5 hereto.

          THE PURCHASER ACKNOWLEDGES THAT IT IS THE PURCHASER'S SOLE RESPONSIBILITY AND NOT THE COMPANY'S TO FILE TIMELY THE ELECTION UNDER SECTION 83(b), EVEN IF THE PURCHASER REQUESTS THE COMPANY OR ITS REPRESENTATIVES TO MAKE THIS FILING ON THE PURCHASER'S BEHALF.

     10.  General Provisions.
          ------------------

          (a) This Agreement shall be governed by the laws of the State of California. This Agreement, subject to the terms and conditions of the Plan and the Notice of Grant, represents the entire agreement between the parties with respect to the purchase of Common Stock by the Purchaser. Subject to Section 15(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Agreement, the terms and conditions of the Plan shall prevail. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Agreement.

          (b) Any notice, demand or request required or permitted to be given by either the Company or the Purchaser pursuant to the terms of this Agreement shall be in writing and shall be deemed given when delivered personally or deposited in the U.S. mail, First Class with postage prepaid, and addressed to the parties at the addresses of the parties set forth at the end of this Agreement or such other address as a party may request by notifying the other in writing.

          Any notice to the Escrow Holder shall be sent to the Company's address with a copy to the other party not sending the notice.

          (c) The rights and benefits of the Company under this Agreement shall be transferable to any one or more persons or entities, and all covenants and agreements hereunder shall inure to the benefit of, and be enforceable by the Company's successors and assigns. The rights and obligations of the Purchaser under this Agreement may only be assigned with the prior written consent of the Company.

          (d) Either party's failure to enforce any provision or provisions of this Agreement shall not in any way be construed as a waiver of any such provision or provisions, nor prevent that party from thereafter enforcing each and every other provision of this Agreement. The rights granted both parties herein are cumulative and shall not constitute a waiver of either party's right to assert all other legal remedies available to it under the circumstances.

          (e) The Purchaser agrees upon request to execute any further documents or instruments necessary or desirable to carry out the purposes or intent of this Agreement.

          (f) PURCHASER ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO SECTION 4 HEREOF IS EARNED ONLY BY CONTINUING SERVICE AS AN EMPLOYEE OR CONSULTANT AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED OR PURCHASING SHARES HEREUNDER). PURCHASER FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS AN EMPLOYEE OR CONSULTANT FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE WITH PURCHASER'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE PURCHASER'S EMPLOYMENT OR CONSULTING RELATIONSHIP AT ANY TIME, WITH OR WITHOUT CAUSE.

     By Purchaser's signature below, Purchaser represents that he or she is familiar with the terms and provisions of the Plan, and hereby accepts this Agreement subject to all of the terms and provisions thereof. Purchaser has reviewed the Plan and this Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement and fully understands all provisions of this Agreement. Purchaser agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Agreement. Purchaser further agrees to notify the Company upon any change in the residence indicated in the Notice of Grant.


PURCHASER:                        CATALYTICA, INC.


_____________________________     By:_______________________________
Signature

_____________________________     Title:____________________________
Print Name

                                  EXHIBIT A-2
                                  -----------

                     ASSIGNMENT SEPARATE FROM CERTIFICATE



     FOR VALUE RECEIVED I, __________________________, hereby sell, assign and transfer unto________________________________________ (__________) shares of the
Common Stock of Catalytica, Inc. standing in my name of the books of said corporation represented by Certificate No. _____ herewith and do hereby irrevocably constitute and appoint ____________________________________________
to transfer the said stock on the books of the within named corporation with full power of substitution in the premises.

     This Stock Assignment may be used only in accordance with the Restricted Stock Purchase Agreement between_______________________ and the undersigned dated ______________, 19__.


Dated: _______________, 19__


                    Signature:______________________________

INSTRUCTIONS: Please do not fill in any blanks other than the signature line. The purpose of this assignment is to enable the Company to exercise its "repurchase option," as set forth in the Agreement, without requiring additional signatures on the part of the Purchaser.

                                  EXHIBIT A-3
                                  -----------

                           JOINT ESCROW INSTRUCTIONS
                           -------------------------


                                                             _____________, 19__

Corporate Secretary
Catalytica, Inc.
430 Ferguson Drive
Mountain View, CA 94043-5272


Dear _________________:

     As Escrow Agent for both Catalytica, Inc., a California corporation (the "Company"), and the undersigned purchaser of stock of the Company (the "Purchaser"), you are hereby authorized and directed to hold the documents delivered to you pursuant to the terms of that certain Restricted Stock Purchase Agreement ("Agreement") between the Company and the undersigned, in accordance with the following instructions:

     1. In the event the Company and/or any assignee of the Company (referred to collectively for convenience herein as the "Company") exercises the Company's repurchase option set forth in the Agreement, the Company shall give to Purchaser and you a written notice specifying the number of shares of stock to be purchased, the purchase price, and the time for a closing hereunder at the principal office of the Company. Purchaser and the Company hereby irrevocably authorize and direct you to close the transaction contemplated by such notice in accordance with the terms of said notice.

     2. At the closing, you are directed (a) to date the stock assignments necessary for the transfer in question, (b) to fill in the number of shares being transferred, and (c) to deliver same, together with the certificate evidencing the shares of stock to be transferred, to the Company or its assignee, against the simultaneous delivery to you of the purchase price (by cash, a check, or some combination thereof) for the number of shares of stock being purchased pursuant to the exercise of the Company's repurchase option.

     3. Purchaser irrevocably authorizes the Company to deposit with you any certificates evidencing shares of stock to be held by you hereunder and any additions and substitutions to said shares as defined in the Agreement. Purchaser does hereby irrevocably constitute and appoint you as Purchaser's attorney-in-fact and agent for the term of this escrow to execute with respect to such securities all documents necessary or appropriate to make such securities negotiable and to complete any transaction herein contemplated, including but not limited to the filing with any applicable state blue sky authority of any required applications for consent to, or notice of transfer of, the securities.

Subject to the provisions of this paragraph 3, Purchaser shall exercise all rights and privileges of a shareholder of the Company while the stock is held by you.

     4. Upon written request of the Purchaser, but no more than once per calendar year, unless the Company's repurchase option has been exercised, you will deliver to Purchaser a certificate or certificates representing so many shares of stock as are not then subject to the Company's repurchase option. Within 90 days after cessation of Purchaser's continuous employment by or services to the Company, or any parent or subsidiary of the Company, you will deliver to Purchaser a certificate or certificates representing the aggregate number of shares held or issued pursuant to the Agreement and not purchased by the Company or its assignees pursuant to exercise of the Company's repurchase option.

     5. If at the time of termination of this escrow you should have in your possession any documents, securities, or other property belonging to Purchaser, you shall deliver all of the same to Purchaser and shall be discharged of all further obligations hereunder.

     6. Your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.

     7. You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties. You shall not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attorney-in-fact for Purchaser while acting in good faith, and any act done or omitted by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith.

     8. You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case you obey or comply with any such order, judgment or decree, you shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

     9. You shall not be liable in any respect on account of the identity, authorities or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.

     10. You shall not be liable for the outlawing of any rights under the Statute of Limitations with respect to these Joint Escrow Instructions or any documents deposited with you.

     11. You shall be entitled to employ such legal counsel and other experts as you may deem necessary properly to advise you in connection with your obligations hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation therefor.

     12. Your responsibilities as Escrow Agent hereunder shall terminate if you shall cease to be an officer or agent of the Company or if you shall resign by written notice to each party. In the event of any such termination, the Company shall appoint a successor Escrow Agent.

     13. If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

     14. It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities held by you hereunder, you are authorized and directed to retain in your possession without liability to anyone all or any part of said securities until such disputes shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but you shall be under no duty whatsoever to institute or defend any such proceedings.

     15. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties thereunto entitled at the following addresses or at such other addresses as a party may designate by ten days' advance written notice to each of the other parties hereto.


          COMPANY:       Catalytica, Inc.
                         430 Ferguson Drive
                         Mountain View, CA 94043-5272

          PURCHASER:     ________________________________

                         ________________________________

                         ________________________________

          ESCROW AGENT:  Corporate Secretary
                         Catalytica, Inc.

     16. By signing these Joint Escrow Instructions, you become a party hereto only for the purpose of said Joint Escrow Instructions; you do not become a party to the Agreement.

     17. This instrument shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns.

     18. These Joint Escrow Instructions shall be governed by, and construed and enforced in accordance with, the laws of the State of California.

                              Very truly yours,

                              CATALYTICA, INC.


                              By:   __________________________________

                              Title:  ________________________________


                              PURCHASER:


                              _________________________________________
                                    (Signature)

                              _________________________________________
                                    (Typed or Printed Name)


                              ESCROW AGENT:


                              _________________________________________
                              Corporate Secretary

                                  EXHIBIT A-4
                                  -----------

                               CONSENT OF SPOUSE
                               -----------------


     I, ____________________, spouse of ___________________, have read and approve the foregoing Agreement. In consideration of granting of the right to my spouse to purchase shares of Catalytica, Inc. as set forth in the Agreement, I hereby appoint my spouse as my attorney-in-fact in respect to the exercise of any rights under the Agreement and agree to be bound by the provisions of the Agreement insofar as I may have any rights in said Agreement or any shares issued pursuant thereto under the community property laws or similar laws relating to marital property in effect in the state of our residence as of the date of the signing of the foregoing Agreement.

Dated: _______________, 19____


                                    ______________________________

                                  EXHIBIT A-5
                                  -----------
                         ELECTION UNDER SECTION 83(b)
                         ----------------------------
                     OF THE INTERNAL REVENUE CODE OF 1986
                     ------------------------------------

The undersigned taxpayer hereby elects, pursuant to the above-referenced Federal Tax Code, to include in taxpayer's gross income for the current taxable year, the amount of any compensation taxable to taxpayer in connection with his receipt of the property described below:

1. The name, address, taxpayer identification number and taxable year of the undersigned are as follows:

    NAME        :           TAXPAYER:         SPOUSE:

    ADDRESS:    :

    IDENTIFICATION NO.:    TAXPAYER:          SPOUSE:

    TAXABLE YEAR:

2. The property with respect to which the election is made is described as follows: __________ shares (the "Shares") of the Common Stock of Catalytica, Inc. (the "Company").

3.  The date on which the property was transferred is: ______________, 19__.

4.  The property is subject to the following restrictions:

    The Shares may be repurchased by the Company, or its assignee, on certain events. This right lapses with regard to a portion of the Shares based on the continued performance of services by the taxpayer over time.

5. The fair market value at the time of transfer, determined without regard to any restriction other than a restriction which by its terms will never lapse, of such property is:

    $_______________.

6.  The amount (if any) paid for such property is:

    $_______________.

The undersigned has submitted a copy of this statement to the person for whom the services were performed in connection with the undersigned's receipt of the above-described property. The transferee of such property is the person per forming the services in connection with the transfer of said property.

The undersigned understands that the foregoing election may not be revoked
--------------------------------------------------------------------------
except with the consent of the Commissioner.
-------------------------------------------

Dated:  _______________, 19__         ___________________________________
                                      _________________________, Taxpayer

The undersigned spouse of taxpayer joins in this election.

Dated:  _______________, 19__         ___________________________________
                                      Spouse of Taxpayer

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           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
P
R                               CATALYTICA, INC.
O
X                    1998 ANNUAL MEETING OF STOCKHOLDERS
Y
                                June 17, 1998

       The undersigned stockholder of Catalytica, Inc., a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated April 29, 1998, and hereby appoints Ricardo B. Levy and Lawrence W. Briscoe, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 1998 Annual Meeting of Stockholders of Catalytica, Inc., to be held on Wednesday, June 17, 1998, at 10:30 a.m., Western Daylight Savings Time, in Park Hyatt San Francisco located at 333 Battery Street, San Francisco, California 94111 and at any continuation(s) or adjournment(s) thereof, and to vote all shares of Common Stock that the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side and, in their discretion, upon such other matter or matters that may properly come before the meeting and any adjournment(s) thereof.

       THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED (1) FOR THE ELECTION OF DIRECTORS, (2) FOR THE AMENDMENT TO THE COMPANY'S 1992 EMPLOYEE STOCK PURCHASE PLAN, (3) FOR THE AMENDMENT TO THE COMPANY'S 1992 STOCK OPTION PLAN, (4) FOR THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS AND (5) AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.



--------------------------------------------------------------------------------
COMMENTS/ADDRESS CHANGE: PLEASE MARK COMMENT/ADDRESS BOX ON THE REVERSE SIDE



                                    (Continued and to be signed on reverse side)
--------------------------------------------------------------------------------
                             (FOLD AND DETACH HERE)

                              [LOGO OF CATALYTICA]

                         ANNUAL MEETING OF STOCKHOLDERS

                            Wednesday, June 17, 1998
                                   10:30 a.m.

                            Park Hyatt San Francisco
                               333 Battery Street
                         San Francisco California 94111

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 THE BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" EACH OF THE FOLLOWING PROPOSALS.

                                                             Please Mark    [X]
                                                             your votes as
                                                             indicated in
                                                             this example

                                FOR all nominees     WITHHOLD
                                listed (except as    for all
                                    indicated)       nominees
1.     ELECTION OF DIRECTORS           [_]             [_]

IF YOU WISH TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THAT NOMINEE'S NAME IN THE LIST BELOW:

James A. Cusumano, Utz Felcht, Richard Fleming, Alan Goldberg, Howard Hoffen, Ricardo S. Levy, Ernest Mario and John A. Urquhart


                                                                               FOR          AGAINST        ABSTAIN
2.     Proposal to approve the amendment of the Company's 1992                 [_]             [_]           [_]
       Employee Stock Purchase Plan to increase the number of
       shares reserved for issuance thereunder by 1,500,000 shares.

3.     Proposal to approve the amendment to the Company's 1992 Stock           [_]             [_]           [_]
       Option Plan to increase the number of shares
       reserved for issuance thereunder by 2,000,000 shares and
       make certain amendments to the terms of the plan, including, but not limited to, the share limitations, for purposes of
       Section 162(m) of the Internal Revenue Code of 1986, as amended.

4.     Proposal to approve and ratify the appointment of Ernst &               [_]             [_]           [_]
       Young as the independent auditors of the Company for
       the fiscal year ending December 31, 1998.

5.     The proxies are authorized to vote in their discretion upon             [_]             [_]           [_]
       such other business as may properly come before the
       meeting.

                                               I PLAN TO ATTEND THE MEETING                                  [_]

                                                 COMMENTS/ADDRESS CHANGE                                     [_]
                                           Please mark this if you have written
                                           comments/address on the reverse side


Signature_____________________ Signature___________________ Date________________
(This Proxy should be marked, dated, signed by the stockholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)

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                             (FOLD AND DETACH HERE)